As filed with the Securities and Exchange Commission on September 10, 2008

1933 Act File No. 333-152410

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 [ ]

Pre-Effective Amendment No. 1 [ ]

Post-Effective Amendment No. __ [ ]

EATON VANCE INSURED MUNICIPAL BOND FUND (Exact name of Registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Address of Principal Executive Offices)

(617) 482-8260 (Registrant's Telephone Number)

MAUREEN A. GEMMA The Eaton Vance Building, 255 State Street, Boston, MA 02109 (Name and Address of Agent for Service)

With copies to: Mark P. Goshko, Esq. K&L Gates LLP One Lincoln Street, Boston, MA 02111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Titles of	Amount Being	Proposed Maximum	Proposed Maximum	Amount of
Securities Being	Registered (1)	Offering Price Per	Aggregate Offering	Registration Fees
Registered		Unit (1)(2)	Price	(1)(3)

Common Stock
$0.01 par value	3,090,603	$13.16	$40,672,335.48	$1,598.42

(1)	Estimated solely for the purposes of calculation the filing fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)	Closing share price as of September 8, 2008.

(3)	A registration fee of $1,346.51 was previously paid in connection with the initial filing for the registration of common stock. An additional $251.91 will be paid with this Pre-Effective Amendment.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EATON VANCE INSURED MUNICIPAL BOND FUND (the “Registrant”)

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter from the President of Eaton Vance Insured Florida Plus Municipal Bond Fund

Notice of Special Meeting of Shareholders of Eaton Vance Insured Florida Plus Municipal Bond Fund

Part A – Proxy Statement/Prospectus of Eaton Vance Insured Florida Plus Municipal Bond Fund and
Eaton Vance Insured Municipal Bond Fund

Part B – Statement of Additional Information of Eaton Vance Insured Municipal Bond Fund

Part C – Other Information

Signature Page

Exhibits

EATON VANCE INSURED FLORIDA PLUS MUNICIPAL BOND FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

^ September 12, 2008

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Insured Florida Plus Municipal Bond Fund (the “Florida Plus Fund”) on October 31, 2008, to consider a proposal to approve an Agreement and Plan of Reorganization to merge the ^ Florida Plus Fund into ^ Eaton Vance Insured Municipal Bond Fund (the “National Fund^ ”). In the transaction, the common shares of the Florida Plus Fund will be exchanged for common shares of the National Fund, and ^ the holders of auction preferred shares ^ (“APS”) of the Florida Plus Fund ^ will receive cash equal to the liquidation preference of such shares (the “Reorganization”). The enclosed combined Proxy Statement and Prospectus ^ describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

     After consideration and recommendation by the Florida Plus Fund’s investment adviser, Eaton Vance Management, the Board of Trustees of the Florida Plus Fund has determined that it is in the best interest^ of the Florida Plus Fund to merge into the National Fund. ^ Common shareholders of the Florida Plus Fund will benefit from the Reorganization because they will become common shareholders of a larger, more diversified fund that has substantially similar investment objectives and policies as the Florida Plus Fund. The National Fund also has lower total operating expenses and a higher yield to common shareholders than the Florida Plus Fund. ^ As noted above, holders of Florida Plus Fund APS will receive cash in full liquidation of their APS^ holdings.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Florida Plus Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Florida Plus Fund avoid the expense of additional solicitation.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m., Eastern time. Your participation in this vote is extremely important.

Sincerely,

/s/ Cynthia J. Clemson

Cynthia J. Clemson
President

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE INSURED FLORIDA PLUS MUNICIPAL BOND FUND (the “Florida Plus Fund”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 31, 2008

To the shareholders of the Florida Plus Fund:

A shareholder meeting for the Florida Plus Fund will be held at 225 State Street, Boston, Massachusetts, on October 31, 2008, at 1:30 p.m., Eastern Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between the Florida Plus Fund and Eaton Vance Insured Municipal Bond Fund (the “National Fund”), the termination of the Florida Plus Fund’s registration under the Investment Company Act of 1940, as amended^ , and the dissolution of the Florida Plus Fund under applicable state law. Under this Agreement, the National Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Florida Plus Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the National Fund, with par value of $0.01 per share, and ^ cash consideration equal to the aggregate liquidation preference of the Florida Plus Fund’s auction preferred shares^ .

The Board of Trustees of the Florida Plus Fund recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof.

Shareholders of record as of the close of business on August 22, 2008, are entitled to vote at the meeting or any adjournment thereof.

By order of the Board of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma
Secretary

^ September 12, 2008

IMPORTANT

Shareholders can help the Board of Trustees of the Florida Plus Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT of Eaton Vance Insured Florida Plus Municipal Bond Fund (the “Florida Plus Fund”)

PROSPECTUS for Common Shares ^ of Eaton Vance Insured Municipal Bond Fund (the “National Fund”)

255 State Street Boston, Massachusetts 02109

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of the ^ Florida Plus ^ Fund^ , a Massachusetts business trust registered as a closed-end management investment company, to be held on October 31, 2008 (the “Meeting Date”) at 1:30 p.m., Eastern Time, at The Eaton Vance Building, 255 State Street, Boston, MA 02109. This document is both the Proxy Statement of the Florida Plus Fund and ^ the Prospectus of the ^ National Fund^ . (Florida Plus Fund and National Fund hereinafter are sometimes referred to as a “Fund” or collectively as the “Funds”). A proxy card is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or via the Internet. The proxy is solicited on behalf of the Board of Trustees of Florida Plus Fund.

^ This Proxy Statement/Prospectus relates to the proposed reorganization of Florida Plus Fund into National Fund (the “Reorganization”). The Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A. The Plan provides as follows:

  In the Reorganization, Florida Plus Fund will transfer all of its assets and liabilities to National Fund;
  National Fund will issue common shares to Florida Plus Fund equal in value to the net assets of the Florida Plus Fund attributable to its common shares immediately prior to the Reorganization;
  National Fund will ^ pay cash consideration to Florida Plus Fund ^ equal in value to the aggregate liquidation ^ preference of the Florida Plus Fund auction preferred shares (“APS”) immediately prior to the Reorganization;
  Florida Plus Fund will distribute the National Fund common shares so received to its common shareholders in proportion to their holdings immediately prior to the Reorganization;
  Florida Plus Fund will distribute the ^ cash consideration so received to its APS holders in proportion to their holdings immediately prior to the Reorganization^ ;
  ¥^ Florida Plus Fund will then terminate its registration under the Investment Company Act of 1940, asamended (the ^ “1940 Act”) and dissolve under applicable state law; and
  After the Reorganization, National Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement/ Prospectus.

The common shares of the National Fund are listed on the American Stock Exchange (“AMEX”) under the ticker symbol “EIM” and will continue to be so listed after the Reorganization. The common shares of the Florida Plus Fund are listed on the AMEX under the ticker symbol “EIF.” ^ Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

As described in the Proxy Statement/Prospectus, in approving the Reorganization, the Board of Trustees of each Fund determined that the Reorganization is in the best interest of each Fund and that no dilution will occur as a result of the Reorganization. In reaching this determination, each Board considered the similarities between the Funds’ investment objectives and policies, the lower total operating expenses that would be realized by the Florida Plus Fund common shareholders after the Reorganization, the economies that would be realized by allocating Fund expenses over a larger asset base after the Reorganization, the increase in yield expected to be realized by the Florida Plus Fund common shareholders as a result of the Reorganization, the fact that since 2006 the National

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Fund’s common shares have traded at a smaller discount or greater premium to net asset value than the Florida Plus Fund, that the Florida Plus Fund APS will be liquidated and replaced with an alternative for investment leverage, and that the Reorganization is expected to be tax-free to the Funds and their shareholders, as well as other factors.

^ Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as ^ proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it^ prior to exercise by a signed writing filed with the Fund’s proxy tabulator, ^ Broadridge Investor Communication Solutions (MIS), 60 Research Road, Hingham, Massachusetts 02043, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about ^ September 15, 2008. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on August 22, 2008 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Florida Plus Fund shareholders at the close of business on the Record Date will be entitled to one vote for each share of the Florida Plus Fund held.

This Proxy Statement/Prospectus sets forth concisely the information that you should know before investing. You should read and retain this Proxy Statement/Prospectus for future reference. To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m., Eastern time.

The following documents are on file with the Securities and Exchange Commission (“SEC”) or are available ^ at no charge by calling Eaton Vance Management at 1-800-262-1122. The documents are incorporated by reference (and therefore legally part of) this Proxy Statement/Prospectus.

  The National Fund’s annual report to shareholders dated September 30, 2007
  The National Fund’s semi-annual report to shareholders dated March 31, 2008
  The Florida Plus Fund’s annual report to shareholders dated September 30, 2007
  The Florida Plus Fund’s semi-annual report to shareholders dated March 31, 2008
  A Statement of Additional Information dated ^ September 12, 2008 that relates to this Proxy Statement/Prospectus and the Reorganization, and contains additional information about the Florida Plus Fund and the National Fund

Shares of the National Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the National Fund have not been approved or disapproved by the Securities and Exchange Commission ^ nor has the ^ Securities and Exchange Commission passed upon the accuracy or adequacy of this ^ Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is ^ September 12, 2008.

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TABLE OF CONTENTS

PROPOSAL 1: APPROVE AGREEMENT AND PLAN OF REORGANIZATION	1

SUMMARY	^ 3

COMPARISON OF THE FUNDS: INVESTMENT OBJECTIVES AND POLICIES	^ 4

RISK FACTORS AND SPECIAL CONSIDERATIONS	8

FEES AND EXPENSES FOR COMMON SHAREHOLDERS OF THE FUNDS	^ 10

CAPITALIZATION	12

PAST PERFORMANCE OF EACH FUND	^ 13

^ INFORMATION ABOUT COMMON SHARES OF THE FUNDS	^ 13

^ INFORMATION ABOUT APS	^ 15

U.S. FEDERAL INCOME TAX MATTERS	^ 15

GOVERNING LAW	^ 16

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST	^ 16

FINANCIAL HIGHLIGHTS	^ 18

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	^ 18

TAX STATUS OF THE REORGANIZATION	^ 19

^ MANAGEMENT OF THE FUNDS AND FUND SERVICE PROVIDERS	^ 21

REQUIRED VOTE AND OTHER INFORMATION ABOUT THE MEETING	^ 23

OWNERSHIP OF SHARES^	26

EXPERTS	^ 27

AVAILABLE INFORMATION	^ 27

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B: ^ INFORMATION ABOUT APS	B-1

APPENDIX C: DIVIDEND REINVESTMENT PLANS	C-1

APPENDIX D: CERTAIN U.S. TAX CONSEQUENCES	D-1

APPENDIX E: FINANCIAL HIGHLIGHTS	E-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

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PROPOSAL 1 APPROVE AGREEMENT AND PLAN OF REORGANIZATION

^ The Board of each Fund, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), has ^ approved the Plan for the Reorganization of Florida Plus Fund into National Fund. If the shareholders of the Florida Plus Fund approve the ^ Plan^ , then National Fund common shares and ^ cash consideration will be issued to the holders of Florida Plus Fund common shares and APS, respectively, ^ in exchange for substantially all of the assets of the Florida Plus Fund and the assumption of substantially all of the liabilities of the Florida Plus Fund. The Florida Plus Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value (“NAV”) of National Fund common shares received in the Reorganization will equal the aggregate NAV of Florida Plus Fund common shares held immediately prior to the Reorganization (though common shareholders may receive cash for their fractional shares). The ^ cash consideration received in the Reorganization will equal the aggregate liquidation preference of Florida Plus Fund APS held immediately prior to the Reorganization. ^

^ The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. The Reorganization has been considered by the Board of Trustees of each Fund. In reaching the decision to recommend that the shareholders of the Florida Plus Fund vote to approve the Reorganization, the Trustees, including the Independent Trustees, concluded that the Reorganization would be in the best interest^ of the Florida Plus Fund’s shareholders and that the interests of existing shareholders would not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the following:

Elimination of Florida Intangibles Tax. Prior to January 1, 2007, the State of Florida imposed an “intangibles tax” on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. Florida municipal obligations were exempt from this tax. The repeal of the Florida state intangibles tax in 2007 reduced the attractiveness of Florida bonds to investors formerly subject to the intangibles tax. Accordingly, the Board revised the Florida Plus Fund’s investment policies to eliminate the requirement that the Florida Plus Fund invest primarily in securities exempt from the Florida state intangibles tax and changed the name of the Florida Plus Fund to its present name from “Eaton Vance Insured Florida Municipal Bond Fund,” in effect transforming the Fund into a national municipal bond fund. Given the similarities between the Florida Plus Fund and the National Fund and the expected benefits from combining the Funds, the Board now believes it would be in the best interest of the Florida Plus Fund to reorganize into the National Fund.

Continuity of Objectives, Restrictions and Policies. The Florida Plus Fund and the National Fund have substantially similar investment objectives, policies, restrictions and risk profiles. Each Fund invests primarily in municipal obligations exempt from federal income taxes, including the alternative minimum tax (the “AMT”). A distinction between the Funds’ policies is that the National Fund may invest in municipal obligations that are collateralized by the proceeds from class action or other litigation against the tobacco industry, while the Florida Plus Fund may not. The National Fund currently does not hold any tobacco bonds. Another distinction between the Funds is that Florida Plus Fund has issued APS to create investment leverage, while the National Fund has entered into tender option bond (“TOB”) transactions to create leverage. The use of TOBs to replace APS is expected to benefit common shareholders because over the long term the cost of TOB financing is expected to be lower than the costs of APS financing at the currently applicable rates. As a result of the Reorganization, the Florida Plus Fund common shareholders would be invested in a more diversified portfolio and their exposure to Florida obligations would decrease.

Lower Fund Fees and Expenses. After the Reorganization, the Florida Plus Fund’s former common shareholders would realize an immediate decrease in Fund expenses. The advisory fees of both Funds currently are subject to contractual expense reimbursement. Although, before waivers, the National Fund’s annual advisory fee is 0.10% higher than that of the Florida Plus Fund, the National Fund has a substantially lower overall expense ratio than the Florida Plus Fund. ^ After the Reorganization, the Florida Plus Fund’s former common shareholders would realize an immediate decrease in Fund expenses^ , which will be reduced after November 2010, ^ but will continue to ^ be lower than the Florida Plus Fund’s total expense ratio.

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Possible Reduction or Elimination of Trading Discounts to Net Asset Value per Share. Since late 2006, the National Fund’s common shares generally have traded at a smaller discount or a greater premium to ^ NAV^ than has been the case for the Florida Plus Fund’s common shares. While it is not possible to predict trading levels at the time the Reorganization closes, a significant reduction or elimination of the Florida Plus Fund’s trading discount would be in the best ^ interest of the Florida Plus Fund’s common shareholders and would be consistent with recent differences in the trading trends of the Florida Plus Fund’s shares as compared to trading in the National Fund’s shares. There can be no assurance, however, that after the Reorganization, the ^ common shares of the combined fund (“Combined Fund”) will trade at a premium to NAV, or at a smaller discount to NAV than is currently the case for the Florida Plus Fund’s common shares.

Better Relative Investment Performance. Assuming the Reorganization occurred on May 27, 2008, the Florida Plus Fund’s yield on common shares would have increased. The National Fund’s total return at NAV for the three-year, five-year and life-of-fund period ended May 31, 2008 exceeded that of the Florida Plus Fund. The Florida Plus Fund outperformed the National Fund for the year ended May 31, 2008.

^ Liquidation of Florida Plus Fund APS ^ . As discussed below in greater detail, since mid-February 2008 the market for APS has become generally illiquid and ^ investors have not been able to sell their securities through the auction process. ^ As a result of the Reorganization, Florida Plus Fund APS holders will receive cash in exchange for their APS, thus liquidating their APS ^ holdings in their entirety. As noted above, replacing the Florida Plus Fund’s APS with TOBs also is expected to ^ benefit common shareholders.

No Dilution. After the Reorganization, each former common shareholder of the Florida Plus Fund will own common shares of the National Fund equal to the aggregate value of his or her shares of the Florida Plus Fund immediately prior to the Reorganization. Because shares of the National Fund will be issued at NAV in exchange for the assets of the Florida Plus Fund, that, net of the liabilities of the Florida Plus Fund assumed by the National Fund, will equal the aggregate value of those shares, the National Fund’s NAV will be unchanged. Thus, the Reorganization will not result in any dilution to shareholders.

No Tax Consequences. The Florida Plus Fund will obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. Florida Plus Fund common shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Fund in liquidation of their interest in the Florida Plus Fund. Their tax basis in the Florida Plus Fund shares received in the Reorganization will be the same as their tax basis in their Florida Plus Fund shares, and the tax holding period will be the same. The National Fund tax basis for the assets received in the Reorganization will be the same as the Florida Plus Fund’s basis immediately before the Reorganization, and the National Fund’s tax holding period for those assets will include the Florida Plus Fund’s holding period. Furthermore, it is not anticipated that the Reorganization will preclude utilization of any of the capital loss carryovers of either Fund. The receipt of cash consideration by Florida Plus Fund APS holders is a taxable exchange, but because the consideration generally should equal each such shareholder’s tax basis in the APS being exchanged, no gain or loss is expected to be recognized by such shareholders.

Economies of Scale and Other Potential Benefits. The Combined Fund offers economies of scale that may lead to lower per share expenses for common shareholders. Such economies may be realized with respect to AMEX listing fees, printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees. In addition, the greater asset size of the Combined Fund may allow it, relative to the Florida Plus Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

Terms of the Plan. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization to be borne by the Florida Plus Fund common shareholders, estimated to be approximately $400,000.

Effect on Eaton Vance. The Board also considered that the Funds’ investment adviser, Eaton Vance Management (“Eaton Vance,” or the “Adviser”), will benefit from the Reorganization. For example, the Adviser may achieve cost savings due to the Fund’s lower fixed costs, which may result in reduced costs resulting from a consolidated portfolio management effort. The Board believes, however, that these savings will not amount to a significant economic benefit to the Adviser. The Board also considered that, after the Reorganization, Eaton Vance will continue to collect advisory fees on the Florida Plus Fund’s assets acquired

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by the National Fund pursuant to the Reorganization. Because the National Fund has a slightly higher advisory fee rate than the Florida Plus Fund, Eaton Vance estimates that it will collect an additional $7,837, $1,763 and $19,398 in advisory fees in for the years ending August 30, 2008, 2009 and 2010, and an additional $58,783 per year thereafter. In addition, pursuant to a shareholder service agreement with respect to the Florida Plus Fund, Eaton Vance is required to pay from its own resources a fee to UBS Securities LLC equal to 0.10% annually on the Florida Plus Fund’s gross assets. This shareholder servicing agreement will terminate with the Reorganization and Eaton Vance will no longer be obligated to pay this fee.

The Board of the Florida Plus Fund recommends that shareholders of the Florida Plus Fund approve the Fund’s proposed Reorganization at the Special Meeting to be held on October 31, 2008. Shareholder approval of the Reorganization requires, with respect to the Florida Plus Fund, the vote of the holders of at least a majority of the common shares and APS, voting together. Subject to the requisite approval of the shareholders of the Florida Plus Fund with regard to the Reorganization, it is expected that the closing date of the Reorganization will be on the Florida Plus Fund APS dividend payment date immediately following the shareholders’ meeting.

     ^ Summary

Comparison of the Funds. The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety to the more complete information contained herein and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Investment Objectives and Policies. Each Fund is a registered^ , diversified^ closed-end management investment company under the 1940 Act. During normal market conditions, at least 80% of each Fund’s net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including the ^ AMT^ (“municipal obligations” or “municipal bonds”), and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poors Rating Group (“S&P”) or Fitch Ratings (“Fitch”) (each a “Rating Agency”), provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims paying ability rated at least A by Moody’s, S&P or Fitch. This insurance does not protect the market value of such obligations or the NAV of a Fund. The value of an obligation will be affected by the credit standing of its insurer. Ratings of Baa or higher by Moody’s or BBB or higher by S&P or Fitch are considered to be of investment grade quality.

Up to 20% of each Fund’s net assets may be invested in unrated obligations deemed by the investment adviser to be of investment grade quality and obligations that are uninsured. Accordingly, neither Fund intends to invest any of its assets in obligations rated below investment grade or in comparable unrated obligations. Under normal market conditions, each Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective. Neither Fund will invest in an obligation if the interest on that obligation is subject to AMT.

The Florida Plus Fund will not invest in municipal obligations that are collateralized by the proceeds from class action or other litigation against the tobacco industry. The National Fund has no such restriction, although it does not currently hold any such obligations and has no current intention to acquire them. In addition, the Florida Plus Fund ^ has no intention of investing more than 15% of its net ^ assets in illiquid securities. While the National Fund has not stated such an intention, as of June 30, 2008 it did not own any illiquid securities.

Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index, including financials futures contracts and related options, interest rate swaps and forward rate contracts. Each Fund also may invest in residual interests of a trust (the “trust”) that holds municipal securities (“tender option bonds” or “TOBs”). The trust will also issue floating rate notes to third parties that may be senior to a Fund’s residual interest^ (“inverse ^ floaters”). See “Tender option bonds ('TOBs')" in the ^ table following “Comparison of the Funds: Investment Objectives and Policies” below. Each Fund may ^ purchase and sell ^ financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, as well as interest rate swaps and forward rate contracts, to seek to hedge against changes in interest ^ rates or for other risk management purposes.

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Purchase and Sale of Fund Shares. Purchase and sale procedures for the common shares ^ of each Fund are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on AMEX, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. The Florida Plus Fund currently has APS outstanding. When initially offered, it was contemplated that ^ the Florida Plus Fund’s APS would be purchased and sold at separate auctions conducted on a regular basis (unless ^ the Fund ^ elected, subject to certain conditions, to declare a special dividend period). However, since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including APS) have been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for APS have not cleared and APS generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the APS markets will never resume normal functioning.^ National Fund formerly had APS outstanding, but as of August 28, 2008 it had redeemed all ^ such shares.

Redemption Procedures. Redemption procedures for the Florida Plus Fund and National Fund are also similar. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, common shares to seek to reduce or eliminate any discount in the market place of the common shares from the NAV thereof. Each Fund’s ability to repurchase, or tender for, its common shares may be limited by the 1940 Act asset coverage requirements and, in ^ the case of the Florida Plus Fund, by the ^ Rating Agency rating its APS. Although the ^ Florida Plus Fund will not ordinarily redeem APS, it may be required to redeem APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet ^ the Rating Agency ^ guidelines in a timely manner. ^

Comparison of the Funds: Investment Objectives and Policies

The investment objectives, investment policies and risks of each Fund are substantially identical. During normal market conditions, at least 80% of each Fund’s net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including AMT, and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch, provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims paying ability rated at least A by Moody’s, S&P or Fitch. This insurance does not protect the market value of such obligations or the ^ NAV of a Fund. The value of an insured municipal obligation will be affected by the credit standing of its insurer. Set forth below is a comparison of the Funds, including their investment objectives, policies and other pertinent factors.

	Florida Plus Fund	National Fund

Business	Diversified, closed-end management investment company organized as a Massachusetts business trust.

Investment	To provide current income exempt from federal income tax, including AMT.
objective

Net assets	$34.8 million	$855.8 million
attributable to
common shares as
of June 30, 2008

Listing (common	AMEX (ticker symbol “EIF”)	AMEX (ticker symbol “EIM”)
shares)

^ APS	One series, rated AAA from S&P	^ None

Fiscal year end	September 30

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	Florida Plus Fund	National Fund

Investment	Eaton Vance
adviser

Portfolio manager	Craig R. Brandon, CFA	Robert B. MacIntosh, CFA
	Mr. Brandon has been an Eaton Vance	Mr. MacIntosh has been an Eaton Vance
	analyst since 1998 and a portfolio manager	portfolio manager since 1991 and is a Vice
	since 2004, and is a Vice President of	President of Eaton Vance and BMR.
Eaton Vance and Boston Management and
Research, an affiliate of Eaton Vance
(“BMR”).

Primary	Each Fund invests in municipal obligations, which includes bonds, notes and commercial
investments	paper issued by a municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer’s counsel (or on the basis of other reliable authority), exempt from federal income tax, including AMT. Each Fund may also invest in municipal obligations issued by United States territories (such as Puerto Rico or Guam) the interest on which is exempt from federal income tax.

Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds that are subject to annual appropriations by a state’s legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes (short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively).

Investment	During normal market conditions, at least 80% of each Fund’s net assets will be invested in
strategy	municipal obligations that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by
S&P or Fitch, provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims paying ability rated at least A by Moody’s, S&P or Fitch.
Ratings of Baa or higher by Moody’s or BBB or higher by S&P or Fitch are considered to be of investment grade quality. Under normal market conditions, each Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.
The foregoing credit quality policies apply only at the time a security is purchased, and neither Fund is required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment.
In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by
^ Rating Agencies.

Tobacco	The Florida Plus Fund will not invest in	The National Fund is not prohibited from
settlement-related	municipal obligations that are	investing in tobacco bonds, but currently does
debt	collateralized by the proceeds from class	not invest in any such bonds.
action or other litigation against the
tobacco industry (“tobacco bonds”).

5

	Florida Plus Fund	National Fund

Tender option	Each Fund may invest in residual interests of a trust (the “trust”) that holds municipal
bonds (“TOBs”)	securities (“tender option bonds”). The trust will also issue floating rate notes (“Floating
Rate Notes”) to third parties that may be senior to a Fund’s residual interest. A Fund receives interest payments on TOBs that bear an inverse relationship to the interest rate paid on the
^ Floating Rate Notes (“inverse floaters”). Typically, a Fund will sell a municipal bond to the trust to create the TOB. Florida Plus Fund may use the proceeds of such sale for investment purposes, provided such TOBs do not exceed 10% of its total assets. Each Fund may invest in TOBs to finance APS redemptions. As a result of Financial Accounting
Standards Statement No. 140 (“FAS 140”), interest paid by the trust to the ^ Floating Rate
Note holders may be reflected as income in a Fund’s financial statements with an offsetting expense for the interest paid by the trust to the ^ Floating Rate Note holders. The Fund will hold the TOB residuals and may use the proceeds of the sale of TOB floaters for investment purposes^ . Each Fund may do so to create investment leverage and replace all or a portion of its outstanding APS. See “Leverage” below. The TOB floaters are subject to a liquidity backstop financing facility provided by a major financial institution.

Leverage	Each Fund uses leverage to seek opportunities for increased net income. The Florida Plus
Fund has created leverage by issuing APS and investing in TOBs, as described above. The
National Fund also invests in TOBs, but does not have any outstanding APS. The use of leverage involves special risks. See “Leverage Risk” under “Risk Factors and Special
Considerations” below.

Municipal leases	Each Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by the state or local government to acquire equipment and facilities.

Investment	Each Fund may purchase common shares of closed-end investment companies that have
companies	^ similar investment ^ objectives and policies to the Funds. In addition to providing tax-
exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as a Fund, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that a Fund will incur indirectly.

Illiquid securities	Florida Plus Fund does not invest more	The National Fund does not have a limitation
	than 15% of its net assets in illiquid	on its assets that may be invested in securities
	securities.	which are not readily marketable or are subject
to restrictions on resale.

When-issued	Each Fund may purchase securities on a “when-issued” basis, which means that payment and
purchases	delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than what a Fund agreed to pay for them. A Fund may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

6

	Florida Plus Fund	National Fund

^ Active trading	^ Each Fund’s portfolio manager makes portfolio adjustments that reflect the Fund’s investment strategy but does not trade securities for the Fund for the purpose of seeking short-term profits. However, if a Fund is required to sell assets to effect mandatory redemptions to repurchase common shares, or APS, in the case of Florida Plus Fund, the
Fund’s portfolio turnover may be higher than would otherwise be the case.
The portfolio turnover rate for the Florida Plus Fund for the fiscal year ended September 30,
2007 was 32% and the portfolio turnover rate for the National Fund for the same period was
39%.

^ Futures and	^ Each Fund may purchase and sell various kinds of financial futures contracts and options
related options	thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices
(such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Fund’s initial investment in these contracts. A Fund will only purchase or sell futures contracts or related options in compliance with the rules of the
Commodity Futures Trading Commission. These transactions involve transaction costs.
There can be no assurance that Eaton Vance’s use of futures will be advantageous to a Fund.
Distributions by a Fund of any gains realized on the Fund’s transactions in futures and options on futures will be taxable. In the case of the Florida Plus Fund, Rating Agency guidelines on the APS limit use of these transactions.

Interest rate swaps	Interest rate swaps involve the exchange by a Fund with another party of their respective
and forward rate	commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating
contracts	rate payments. Each Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts.
Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.
The net amount of the excess, if any, of each Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. Each Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Temporary	Under unusual market conditions, a Fund may invest temporarily in cash or cash equivalents.
defensive	Cash equivalents are highly liquid, short-term securities such as commercial paper,
positions	certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

7

	Florida Plus Fund	National Fund

Borrowings	Current Rating Agency guidelines prohibit	The National Fund may borrow money subject
	the Florida Plus Fund from borrowing	to the requirements of the 1940 Act.
money unless the Rating Agency has
advised the Fund in writing that any such
action would not adversely affect the then-
current rating of the APS and that any such
action will be in accordance with
guidelines established by the Rating
Agency.

Risk Factors and Special Considerations

The risk factors and other special considerations for investing in each Fund are set forth below. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because each Fund, under normal market conditions, invests a substantial amount of its assets in municipal bonds, any risks inherent in such investments are equally applicable to each Fund and will continue to apply to the National Fund after the Reorganization. Risks that are unique to a particular Fund are indicated as such below. Please see Exhibit B for a discussion of special risks associated with the Florida Plus Fund’s APS. The Reorganization itself is not expected to adversely affect the rights of shareholders of either of the Funds or to create additional risks.

Credit Risk. Credit risk is the risk that one or more municipal obligations in a Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s ^ NAV or dividends. Securities rated Baa or BBB are considered investment grade but they also may have some speculative characteristics.

Changes in the credit quality of the issuers of municipal obligations held by a Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Fund’s investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not reply primarily on the ratings assigned by the rating services. Credit ratings are based largely on the issuer’s historical financial condition and the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a ^ Rating Agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Credit quality in the sectors of the market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security.

If a Rating Agency lowers its rating of municipal obligations in a Fund’s portfolio, the value of those municipal obligations could decline, which, in the case of the Florida Plus Fund, could also jeopardize the Rating Agency’s rating of the APS. Because the primary source of income for each Fund is the interest and principal payments on the municipal obligations in which it invests, any default by an issuer of a municipal obligation could also have a negative impact on ^ the Florida Plus Fund’s ability to pay dividends on the APS and could result in the redemption of some or all of the APS. See also “Municipal Bond ^ Insurer Risk” below.

8

Each Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligations.

Interest Rate Risk. ^ If long-term rates rise, the value of each Fund’s investment portfolio will decline, also reducing the amount of assets serving as asset coverage for the APS ^ in the ^ case of the ^ Florida Plus Fund.

Income Risk. The income investors receive from a Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. ^ In addition, if long-term interest rates drop, ^ the Florida Plus Fund’s income available over time to make dividend payments with respect to APS could drop as well if the Fund purchases securities with lower interest coupons.

^ Call and Other Reinvestment Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s dividends and possibly could affect the market price of common shares. Similar risks exist when a Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund’s current earnings rate.

Liquidity Risk. At times, a portion of each Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. The secondary market for some municipal obligations is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which each Fund may invest. In certain situations, a Fund could find it more difficult to sell such securities at desirable times and/or prices. The Florida Plus Fund will not invest more than 15% of its net assets in illiquid securities. National Fund does not have a limitation on the amount of its assets that may be invested in illiquid securities, but at June 30, 2008 it did not own any such securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Fund shares and distributions thereon can decline.

Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal obligations in each Fund’s portfolio is generally less than for corporate equities or bonds, and the investment performance of each Fund may therefore be more dependent on the analytical abilities of Eaton Vance than if the Fund were a stock fund or taxable bond fund.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, each Fund could experience delays in collecting principal and interest to which it is entitled. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, each Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt.

Municipal Bond Insurer Risk. In the event that any Rating Agency (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it could negatively impact the value of obligations insured by such insurer. In addition, to the extent a Fund obtains separate insurance on an issuer (“Portfolio Insurance”), the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. Neither Fund expects these guidelines to prevent Eaton Vance from managing a Fund’s portfolio in accordance with that Fund’s investment objective and policies.

9

Risks Associated with TOBs. TOBs involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the ^ Floating Rate Note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. TOBs have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. While TOBs expose a Fund to leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

^ Leverage Risk. ^ Each Fund intends to use leverage to provide the holders of common shares with a potentially higher return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. ^ Leverage creates risks ^ including the likelihood of greater volatility of ^ NAV and ^ the return to common shareholders. ^ To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. ^

^ Concentration Risk. Each Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same state (or U.S. territory) or in the same economic sector, such as revenue obligations of health care facilities or hospitals, airport revenue obligations or industrial development bonds. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.

^ Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to ^ shareholders by the 1940 Act ^ might impair a Fund’s ability to comply with minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.

Fees and Expenses for Common Shareholders of the Funds

The tables below ^ are intended to provide a comparison of the fees and expenses of the Funds and the Combined Fund. The purpose of the tables ^ is to assist ^ Florida Plus Fund common shareholders in understanding the various costs and expenses that ^ they are expected to bear directly or indirectly ^ as common ^ shareholders of the Combined ^ Fund following the Reorganization. The tables set forth: ^

(i)	the fees, expenses and ^ distributions (restated to reflect the dividends in effect at March 31, 2008) to holders of APS paid by the Florida Plus Fund common shareholders for the 12-months ended March 31, 2008; ^

(ii)	the fees, expenses and distributions (restated to reflect the dividends in effect at March 31, 2008) to holders of APS paid by the National Fund common shareholders for the 12-^ months ended March 31, 2008; and ^

(iii)	the pro forma fees, expenses and distributions to holders of APS that would have been paid by the Combined Fund common shareholders for the 12-months ended March 31, 2008, assuming the Reorganization had been completed at the beginning of the period.

As the tables ^ indicate, the pro forma total annual expenses of the Combined Fund ^ would have been lower than the Florida Plus Fund’s total annual expenses ^ if the Reorganization ^ occurred on March 31, 2008. Since March 31, 2008, ^ the Florida Plus ^ Fund has reduced the amount of its APS outstanding by 60% (as of August 31, 2008), and the National Fund has redeemed all of its APS and currently has no APS outstanding. Also, upon the consummation of the Reorganization, the Florida Plus Fund’s remaining APS will be liquidated and the Combined Fund will have no APS outstanding^ . While there would have been dividends on APS if the Reorganization occurred on March 31, 2008, there will be no such payments by the Combined Fund after the Reorganization. The

10

Florida Plus Fund’s former common shareholders will still realize lower expenses as a result of the Reorganization regardless of these changes in the amounts of APS outstanding.

The tables below reflect interest expense for the Florida Plus Fund for the year ended March 31, 2008. This interest expense relates to the Floating Rate Notes held by third parties and issued in conjunction with the Florida Plus Fund’s TOBs during such period. TOBs are described above under “Comparison of the Funds: Investment Objectives and Policies.” In connection with its TOBs, the Florida Plus Fund also records offsetting interest income in an amount equal to the stated interest expense and, as a result, NAV and performance are not affected by this expense. As described above, as of August 28, 2008 the National Fund had ^ replaced all of its outstanding APS with TOB financing. For this reason, after the Reorganization the interest expense for the Combined Fund would be higher than as stated in the table due to the TOBs expected to be outstanding when the Reorganization is consummated. As noted above, the Combined Fund will record offsetting interest income in an amount equal to the interest expense and, as a result, its NAV and performance will not be affected by interest expense.

The following tables show each Fund’s expenses as a percentage of net assets attributable to common shares and reflect the APS outstanding as of March 31, 2008. As of such date^ , APS outstanding were as follows: 41.4% of the National Fund’s total assets, 40.0% of the Florida Plus Fund’s total assets, and 41.3% of the Combined Fund’s total assets.

	ACTUAL		PRO FORMA

Florida Plus
	Fund	National Fund	Combined Fund

Common Shareholder Transaction Expenses(1)
Sales Load (as a percentage of offering price)	None(2)	None(2)	None(2)
Dividend Reinvestment Plan Fees	None(3)	None(3)	None(3)

	ACTUAL
	Percentage of Net Assets
	Attributable to Common Shares^ (1)		PRO FORMA

	Florida Plus
(Unaudited)	Fund	National Fund	Combined Fund

Annual Expenses (as a percentage of net assets attributable
to common shares)^
Management Fee (4)	0.^ 88%	^ 1.05%	^ 1.05%
Other Expenses (7) (total including Interest Expense^ (5^ ) )	1.00%	0.26%	0.28%
Interest Expense	0.46%	0.00%	0.02%
Other Expenses (excluding Interest Expense)	0.54%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.^ 88%	^ 1.31%	^ 1.33%
Less Expense Reimbursement(6)	(0.21)%	(0.44)%	(0.44)%
^ Net Annual Fund Operating Expenses^ (net expense
reimbursement)	^ 1.^ 67%	^ 0.87%^	^ 0.^ 89%

Dividends on APS(8)	1.95%(^ 9)	2.07%(^ 10)	2.06%(^ 11)

^ Net Annual Fund Operating Expenses and Dividends on
APS (net expense reimbursement)	3.62%	2.94%	2.95%

Net Annual Fund Operating Expenses
(excluding Interest Expense, Dividends on APS and
net expense reimbursement)	1.21%	0.87%	0.87%

(1)	No expense information is presented with respect to APS because holders of APS do not bear any transaction or operating expenses of either Fund^ . As of August 28, 2008 the ^ National Fund has no APS outstanding. The Florida Plus Fund’s APS will be liquidated in the Reorganization.

(2)	Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

11

(3)	Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(4)	Reflects the effective management fee rate. The advisory ^ fees payable by the Florida Plus Fund ^ and the National Fund are computed at an annual rate of 0.55% and 0.65% of the Florida Plus Fund’s and National Fund’s average weekly gross assets, respectively, and ^ are payable monthly. The amount of such fees during the period is stated above as a percentage of net assets attributable to a Fund’s common shares. See “The Funds’ Investment Adviser” under “Management of the
Funds and Fund Service Providers”.

(5)	As described above the tables, interest expense relates to Floating Rate Notes held by third parties in conjunction with TOB transactions by a Fund. Each Fund also records offsetting interest income in an amount equal to this expense, and as a result
NAV and performance have not been affected by this expense.

(6)	The Adviser has contractually agreed to reimburse the Florida Plus Fund for fees and other expenses at an annual rate of
0.15% of average weekly gross assets of the Fund during the first five full years of its operations, 0.10% of the Fund’s average weekly gross assets in year six, and 0.05% in year seven. The Florida Plus Fund commenced operations on
November 29, 2002. The ^ Adviser has contractually agreed to reimburse the National Fund for fees and other expenses at an annual rate of 0.32% of average weekly gross assets of the Fund during the first five full years of the Fund’s operations,
0.24% of average weekly gross assets of the Fund in year six, 0.16% in year seven and 0.08% in year eight. The National
Fund ^ commenced operations on August 30, ^ 2002.

(7)	Certain other transaction expenses relating to the Reorganization are not reflected in “Other Expenses” including^ , but ^ not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders;
expenses incurred in connection with the preparation of the ^ Plan ^ and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the
Reorganization. Non-recurring legal fees are also excluded. In accordance with applicable SEC rules, the Board of each
Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the
Reorganization. After considering various alternatives for allocating these costs, the Board agreed that the Florida Plus
Fund will bear the expenses of the Reorganization.
(^ 8)	As provided by each Fund's By-Laws, the dividend rate on APS when APS auctions do not clear is the maximum applicable rate prescribed by the By-Laws. Such rate is described under “Auction Risk” in Appendix B.

(9)	Reflects a dividend rate on APS in effect on March 31, 2008 of 3.259%.

(10)	Reflects a blended dividend rate on all APS series in effect on March 31, 2008 of 3.235%.

(11)	Reflects a dividend rate on APS in effect on March 31, 2008 of 3.236%. As noted above, ^ the Combined Fund will have no
APS outstanding and, as such, will not pay APS dividends.

Example. The following example is intended to help you compare the costs of investing in the Combined Fund pro forma after the Reorganization with the costs of investing in the Florida Plus Fund and the National Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment in common shares, assuming: (i) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10 (adjusted for expense reimbursements, as applicable^ ); (ii) dividends on APS as set forth in the table above; and (iii) a 5% annual return throughout the period. Figures have been adjusted to reflect the expense reimbursement as described in footnote (6) above and the ^ APS dividend rates at March 31, 2008 described in footnotes (8), (9) and (10) above. As noted herein, the Combined Fund will not have APS outstanding.

^ (Unaudited)
	1 Year	3 Years	5 Years	10 Years

Florida Plus Fund	$376	$1,189	$2,062	$4,514
National Fund	313	1,018	1,813	4,106
Pro Forma – Combined Fund^	314	1,020	1,817	4,114
^

The Example set forth above assumes the reinvestment of all dividends and distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

12

Capitalization

With respect to the proposal, the following table sets forth the capitalization of each Fund as of August 28, 2008, and the pro forma combined capitalization of the National Fund as if the proposed Reorganization had occurred on that date. The table should not be relied upon to determine the amount of National Fund shares that will actually be received and distributed.

If the Reorganization had taken place on August 28, 2008:

	ACTUAL		PRO FORMA*
(Unaudited)	National Fund	Florida Plus Fund	Combined Fund

Net assets consist of:
Common shares (par value of $0.01 per
share)	$847,567,258	$34,414,231	$881,581,489
Number of Common shares	64,891,210	2,575,502	67,495,390

Net asset value per share	$13.06	$13.36	$13.06

APS (including Accrued Dividends)	-	$9,100,759	-

*	Pro forma Combined Fund figures include estimated Reorganization expenses to the Florida Plus Fund of $400,000.

Past Performance of Each Fund

As shown in the table below, the performance of the National Fund at NAV has exceeded that of the Florida Plus Fund for the three year, five year and life-of-fund periods ended March 31, 2008. The performance of the Florida Plus Fund at NAV exceeded that of the National Fund for the one year period ended March 31, 2008. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund’s shares and changes in each Fund’s distributions.

Total Returns at 3/31/2008		Florida Plus Fund	National Fund

	NAV	Market Price	NAV	Market Price
1 year	-10.43%	-12.72%	-11.69%	-12.02%
3 years	1.27%	-0.57%	2.10%	5.08%
5 years	3.55%	1.57%	4.60%	5.82%
Life of Fund*	4.05%	2.19%	4.89%	5.14%

*	The Florida Plus Fund commenced operations on November 29, 2002. The National Fund commenced operations ^ on August 30, 2002.

Market Yields at 3/31/2008	Florida Plus Fund	National Fund

Market Yield(1)	5.34%	5.87%
Tax-Equivalent Market Yield(2)	8.22%	9.03%

(1)	A Fund’s market yield is calculated by dividing the last dividend paid per common share during the period by the share price at the end of the period and annualizing the result.

(2)	Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

Information About Common Shares of the Funds

The outstanding common shares of each Fund are fully paid and nonassessable by the Fund (except as described under “Governing Law” below). The common shares of each Fund have no preemptive, conversion, exchange or

13

redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable. Set forth below is information about each Fund’s common shares as of March 31, 2008.

Title of Class	Number of Shares

Florida Plus Fund common shares	2,575,502
National Fund common shares	64,816,891

Purchase and Sale. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on AMEX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Common Share Price Data. The following table sets forth the high and low sales prices for common shares of each Fund on AMEX for each full quarterly period within the two most recent fiscal years and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

^ Florida Plus
Fund
Quarterly Period	High Price/		Premium	Low Price/		Premium
Ending	Date	NAV	(Discount)	Date	NAV	(Discount)

June 30, 2008	$13.35 on 6/9/08	$14.17	-5.78%	$11.81 on 4/2/08	$13.10	-9.85%

March 31, 2008	13.51 on 1/17/08	14.96	-9.69%	11.58 on 3/25/08	12.88	-10.09%

December 31, 2007	13.70 on 10/17/07	14.94	-8.30%	12.35 on ^ 11/23/07	14.51	-14.89%

September 30, 2007	14.20 on 9/12/07	14.94	-4.95%	12.75 on 8/20/07	14.00	-8.93%

June 30, 2007	14.47 on 5/18/07	15.22	-4.93%	13.63 on 6/29/07	14.83	-8.09%

March 31, 2007	14.47 on 3/7/07	15.51	-6.71%	14.03 on 1/5/07	15.36	-8.66%

December 31, 2006	14.45 on 10/4/06	15.18	-4.81%	14.00 on 12/20/06	15.38	-8.97%

September 30, 2006	14.41 on 9/27/06	15.21	-5.26%	13.03 on 7/18/06	14.56	-10.51%

June 30, 2006	14.17 on 4/4/06	14.87	-4.71%	13.12 on 6/30/06	14.43	-9.08%

March 31, 2006	14.75 on 2/15/06	14.95	-1.34%	14.01 on 3/22/06	14.96	-6.35%

December 31, 2005	15.18 on 10/5/05	14.84	2.29%	14.05 on 11/28/05	14.66	-4.16%

National Fund
Quarterly Period	High Price/		Premium	Low Price/		Premium
Ending	Date	NAV	(Discount)	Date	NAV	(Discount)

June 30, 2008	$14.30 on 5/23/08	$14.05	1.28%	$12.97 on 6/24/08	$12.91	0.46%

March 31, 2008	15.48 on 1/14/08	14.91	3.82%	12.20 on 3/17/08	12.87	-5.21%

December 31, 2007	15.53 on 10/23/07	15.31	1.44%	13.75 on 11/26/07	14.77	-6.91%

September 30, 2007	15.40 on 9/27/07	15.07	2.19%	13.95 on 8/16/07	14.37	-2.92%

June 30, 2007	16.01 on 5/3/07	15.64	2.37%	14.80 on 6/25/07	15.04	-1.60%

March 31, 2007	15.95 on 3/30/07	15.68	1.72%	15.24 on 1/25/07	15.60	-2.31%

December 31, 2006	15.89 on 12/4/06	16.35	-2.81%	15.24 on 10/2/06	15.91	-4.21%

September 30, 2006	15.24 on 9/28/06	15.92	-4.27%	13.91 on 7/3/06	14.97	-7.08%

June 30, 2006	14.65 on 5/2/06	15.20	-3.62%	13.62 on 6/27/06	14.94	-8.84%

March 31, 2006	15.05 on 3/2/06	15.62	-3.65%	14.51 on 3/14/06	15.57	-6.81%

December 31, 2005	15.31 on 12/29/05	15.21	0.66%	14.40 on 10/31/05	15.02	-4.13%

As of March 31, 2008, (i) the NAV for common shares of the Florida Plus Fund was $13.09 and the market price per share was $11.89, representing a discount to NAV of -9.17%; and (ii) the NAV per share for common shares of the National Fund was $12.96 and the market price per share was $13.13, representing a premium to NAV of 1.31% . As of August 29, 2008, (i) the NAV for common shares of the Florida Plus Fund was $13.39 and the market price

14

per share was $12.60, representing a discount to NAV of -5.90%; and (ii) the NAV per share for common shares of the National Fund was $13.07 and the market price per share was $13.21, representing a premium to NAV of 1.07%.

The NAV and market price per share of the common shares of each Fund may fluctuate prior to the closing date of the Reorganization. Depending on market conditions immediately prior to the closing date of the Reorganization, National Fund common shares may trade at a larger or smaller discount to NAV than the Florida Plus Fund’s common shares. This could result in the National Fund common shares having a market value that is greater or less than the market value of the Florida Plus Fund’s common shares on the closing date of the Reorganization.

Methods to Address Potential Discount of Market Price to NAV. Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board of each Fund has determined that from time to time it may be in the interest of common shareholders for the Fund to take corrective actions to reduce trading discounts in the Fund’s common shares. The Board, in consultation with Eaton Vance, reviews at least annually the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the NAV of the common shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that either Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the relevant Fund’s common shares trading at a price which is equal to or approximates their NAV. The Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce trading discounts in the common shares.

Dividends and Distributions. Each Fund intends to pay monthly dividends on the common shares out of net income, and, in the case of the Florida Plus Fund, subject to the Fund’s obligations with respect to APS, Rating Agency guidelines and the 1940 Act asset coverage requirements as long as any APS are outstanding. Each Fund’s net income is all of its income (other than net capital gains) reduced by its expenses. Each Fund’s net capital gains equal the excess of its net long-term capital gains over its net short-term capital losses. Distributions derived from net capital gains, if any, will generally be made annually. ^ Please see the attached Appendix B – “Information About APS^ ” for ^ a ^ description of the restrictions on dividends ^ and ^ distributions when any APS are outstanding^ .

Dividend Reinvestment Plans. Each Fund offers a dividend reinvestment plan (the “DR Plan”) pursuant to which common shareholders may elect to have dividends and capital gains distributions automatically reinvested in additional common shares of the Fund. The Funds’ DR Plans are identical and are described in Appendix C.

Information About APS

^ The National Fund currently has no APS outstanding and will not have APS outstanding following the Reorganization. The National Fund will issue cash consideration to Florida Plus Fund equal in value to the aggregate liquidation preference of the Florida Plus Fund APS immediately prior to the Reorganization. As a result, holders of Florida Plus Fund APS will receive cash in exchange for their Florida Plus Fund APS and will not become shareholders of the National Fund. Please see the attached Appendix B – “Information About APS” for more information regarding APS.

U.S. Federal Income Tax Matters

The federal income tax consequences of investing in the Funds are the same. A discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares or APS of a Fund is included as Appendix D. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances.

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This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions; insurance companies; dealers in securities or foreign currencies; foreign shareholders; shareholders who hold their shares as or in a hedge against currency risk, a constructive sale or a conversion transaction; shareholders who are subject to the ^ AMT, or tax-exempt or tax-deferred plans accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting each Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Governing Law

Each Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Florida Plus Fund was organized on October 3, 2002 and the National Fund was organized on July 2, 2002.

Under Massachusetts law, shareholders of each Fund^ could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by a Fund or the Trustees on behalf of the Fund. Each Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Each Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or officers individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in either Agreement and Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is a diversified, closed-end management investment company under the 1940 Act.

Certain Provisions of the Declarations of Trust

Anti-Takeover Provisions in the Declaration of Trust. Each Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board, and could have the effect of depriving holders of common shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of a Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Each Board is divided into three classes, with the term of one class expiring at each annual meeting of ^ shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of each Fund that elected such Trustee and is entitled to vote on the matter.

In addition, each Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of a Fund, voting as a class, then entitled to vote to approve, adopt or authorize

16

certain transactions with 5%-or-greater holders (“Principal Shareholders”) of a class of shares and their associates, unless the Board has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For these purposes, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of each Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of a Fund or any subsidiary of a Fund with or into any Principal Shareholder; (ii) the issuance of any securities of a Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to a Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each Fund’s Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of ^ shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-end Funds. Each Fund may be converted to an open-end investment company at any time if approved by the lesser of: (i) two-thirds or more of the Fund’s then outstanding common shares and APS (if any), each voting separately as a class; or (ii) more than 50% of the then outstanding common shares and APS (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of each Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. The current composition of each Fund’s portfolio likely would prohibit it from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in each Fund’s investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of each Fund to an open-end investment company also would require the redemption of any outstanding APS and could require the repayment of borrowings. Each Fund’s Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert either Fund to an open-end investment company.

Voting Rights. Except as otherwise indicated in this Proxy Statement/Prospectus or as otherwise required by applicable law, holders of APS ^ have equal voting rights with holders of common shares ^ (one vote per share) and will vote together with holders of common shares as a single class. ^ In connection with the election of Fund Trustees, holders of the APS, voting as a separate class, are entitled at all times to ^ elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and APS, voting together as a single class. Please see the attached Appendix B for a more detailed discussion of the voting rights pertaining to ^ APS^ . The common shares and APS of each Fund will ^ vote separately to the extent otherwise required under Massachusetts law or the 1940 Act as in effect from time to time.

The Trustees elected by holders of the common shares will (subject to the 1940 Act and other applicable law) be subject to removal for cause only by the vote of holders of 75% of the outstanding common shares, provided, however, that if such removal is recommended by two-thirds of the total number of Trustees then in office elected by the holders of the common shares, the vote of the holders of a majority of the common shares then outstanding shall be sufficient authorization. The Trustees elected by holders of APS will (subject to the provisions of the 1940 Act and other applicable law) be subject to removal, with or without cause, by the vote of the holders of a majority of the outstanding APS. Any vacancy on the Board occurring by reason of such removal or otherwise may be filled (subject to the provisions of the 1940 Act and other applicable law) by a vote of a majority of the remaining Trustees, or the remaining Trustee, previously elected by holders of the common shares or APS, respectively, or by a vote of holders of the common shares or APS, as the case may be.

The Trustees of each Fund have determined that the voting requirements described above and in Appendix B, which are greater than the minimum requirements under the 1940 Act, are in the best interest^ of the Fund and its

17

shareholders generally. Refer to the Agreement and Declaration of Trust and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund through a tender offer or similar transaction.

Financial Highlights

The financial highlights of each Fund, which present certain financial information for one common share of the Fund outstanding throughout specified periods, are included as Appendix E.

Summary of the Agreement and Plan of Reorganization

The following is a summary of certain additional terms of the Plan. This summary and any other description of the terms of the ^ Plan ^ contained in this Proxy Statement/Prospectus are qualified in their entirety by Appendix A, which is the form of ^ Plan ^ that is proposed for the Reorganization in its entirety. The ^ Plan provides for the Reorganization on the following terms:

  The Reorganization is scheduled to occur as soon as practicable after it is approved by shareholders of the Florida Plus Fund, likely to be the Florida Plus Fund APS dividend payment date immediately following the shareholders’ meeting at which the Plan is approved.
  The Florida Plus Fund will transfer all of its assets to the National Fund and the National Fund will assume the Florida Plus Fund’s liabilities. This will result in the addition of the Florida Plus Fund’s assets to the National Fund’s portfolio. The NAV of each Fund will be computed as of 4:00 p.m., Eastern Time, on the business day immediately preceding the closing date of the Reorganization.
  The National Fund will issue and cause to be listed on AMEX additional National Fund common shares in an amount equal to the value of the Florida Plus Fund’s net assets attributable to its common shares. As part of the liquidation of the Florida Plus Fund, these shares will immediately be distributed to common shareholders of record of the Florida Plus Fund in proportion to their holdings held immediately prior to the Reorganization (though common shareholders may receive cash for fractional shares). As a result, common shareholders of the Florida Plus Fund will end up as common shareholders of the National Fund.
  The National Fund will ^ pay cash consideration to the Florida Plus Fund^ in an amount equal to the aggregate liquidation preference of Florida Plus Fund APS held immediately prior to the Reorganization.
  As part of the liquidation of the Florida Plus Fund, ^ such cash consideration will be distributed to holdersof the Florida Plus Fund APS in proportion to their holdings immediately prior to the Reorganization. As aresult, holders of the Florida Plus Fund APS will ^ not become shareholders of the National Fund^ .
  After the common shares are issued^ and the cash distribution is made, the Florida Plus Fund will be terminated.

The distribution of National Fund common shares ^ will be accomplished by opening new accounts on the books of the National Fund in the names of the common ^ shareholders of the Florida Plus Fund and transferring to those shareholder accounts the National Fund common shares ^ previously credited on those books to the accounts of the Florida Plus Fund (though common shareholders may receive cash for their fractional shares). Cash consideration equaling the aggregate liquidation preference of the Florida Plus Fund APS will be distributed in liquidation of outstanding Florida Plus Fund APS. Each newly-opened account on the books of the National Fund for the former common shareholders of the Florida Plus Fund will represent the respective pro rata number of National Fund common shares ^ due such shareholder^ (though common shareholders may receive cash for their fractional ^ shares^ ).

Surrender of Share Certificates. If your Florida Plus Fund shares are represented by one or more share certificates before the closing date of the Reorganization, you must either surrender the certificate to the Florida Plus Fund or deliver to the Florida Plus Fund a lost certificate affidavit, ^ accompanied by ^ any surety bond^ that the Florida

18

Plus Fund may require (collectively, an “Affidavit”). On the closing date of the Reorganization, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of the Florida Plus Fund’s shares and will evidence ownership of the National Fund’s common shares. Until such share certificates have been so surrendered, no dividends payable to the holders of record of Florida Plus Fund common shares as of any date subsequent to the closing date will be reinvested pursuant to the National Fund’s ^ DR Plan, but will instead be paid in cash. Once such Florida Plus Fund share certificates have been surrendered, a holder of shares of the Florida Plus Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the ^ DR Plan of a Fund will have their dividends automatically reinvested in shares of the National Fund. Shareholders may not redeem or transfer National Fund shares received in the Reorganization until they have surrendered their Fund share certificates or delivered an Affidavit. The National Fund will not issue share certificates in the Reorganization. ^

Conditions to Closing the Reorganization. The obligation of the Florida Plus Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the National Fund of all of its obligations under the ^ Plan and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see ^ Plan, Section ^ 9).

The obligation of the National Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Florida Plus Fund’s performance of all of its obligations under the ^ Plan, the receipt of certain documents and financial statements from the Florida Plus Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see ^ Plan, Section ^ 8).

The obligations of the Florida Plus Fund and the National Fund are subject to approval of the ^ Plan by the necessary vote of the outstanding shares of the Florida Plus Fund, in accordance with the provisions of the Florida Plus Fund’s Agreement and Declaration of Trust and By-Laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see ^ Plan, Sections 8(f) and 9(f)).

Termination of the ^ Plan. The Board of the Florida Plus Fund and the National Fund may terminate the ^ Plan by mutual consent (even if shareholders of the Florida Plus Fund have already approved it) at any time before the closing date of the Reorganization, if the Boards believe that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. The expenses of the Reorganization will be borne by the Florida Plus Fund, whether or not the Reorganization is completed. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Payment of Undistributed Income in Advance of the Reorganization. Each Fund generally retains an amount of earned net income that is not distributed in regular dividend payments in order to provide a reserve to regularize dividend payments over time. The Florida Plus Fund intends to declare and pay a special cash distribution on common shares in advance of the Reorganization ^ distributing such reserved income. This distribution will not be reinvested in additional common shares. The record date for such special dividend will be a date following the approval of the Reorganization. If the Reorganization is not approved, no such special dividend will be declared or paid for the Florida Plus Fund.

Tax Status of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Florida Plus Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert,

19

or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that the Florida Plus Fund and the National Fund receive an opinion from K&L Gates LLP, dated as of the closing date of the Reorganization, regarding the characterization of such Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by the Florida Plus Fund or the National Fund upon the transfer to the National Fund of substantially all of the assets of the Florida Plus Fund in exchange for National Fund common shares and ^ cash consideration and the assumption by the National Fund of substantially all of the liabilities of the Florida Plus Fund and the subsequent liquidation of the Florida Plus Fund.
  No gain or loss will be recognized by a shareholder of the Florida Plus Fund who exchanges^ all of his, her or its Florida Plus Fund common shares for National Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below) or all of his, her or its Florida Plus Fund APS for ^ cash pursuant to the Reorganization. The receipt of cash consideration by Florida Plus Fund APS holders is a taxable exchange, but because the consideration generally should equal each such shareholder’s tax basis in the APS being exchanged, no gain or loss is expected to be recognized.
  The aggregate tax basis of the National Fund common shares ^ received by a shareholder of the Florida Plus Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Florida Plus Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).
  The holding period of the National Fund common shares ^ received by a shareholder of the Florida Plus Fund pursuant to the Reorganization will include the holding period of the shares of the Florida Plus Fund surrendered in exchange therefor.
  A shareholder of the Florida Plus Fund that receives cash in lieu of a fractional National Fund ^ common share pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder’s tax basis in its Florida Plus Fund common shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Florida Plus Fund common shares is more than one year as of the date of the exchange.
  The National Fund’s tax basis in the Florida Plus Fund’s assets received by the National Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Florida Plus Fund immediately prior to the Reorganization, and the National Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the Florida Plus Fund.
  The National Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Florida Plus Fund and its shareholders.

The opinion described above will be based on U.S. federal income tax law in effect on the closing date of the Reorganization. In rendering its opinion, K&L Gates LLP will also rely upon certain representations of the management of the National Fund and the Florida Plus Fund and assume, among other things, that the Reorganization will be consummated in accordance with the ^ Plan ^ and as described herein. An opinion of counsel is not binding on the IRS or any court.

As of September 30, 2007 (its last fiscal year end), the Florida Plus Fund had an unused capital loss carryforward of approximately $315,000. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. Generally, when

20

ownership of a “loss corporation” such as the Florida Plus Fund changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of July 2008 was 4.71%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. These limitations should not result in the forfeiture in the National Fund’s ability to use the Florida Plus Fund’s capital loss carryforward.

Management of the Funds and Fund Service Providers

Trustees and Officers. Each Fund’s Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund’s operations. The Trustees and officers of the Funds, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of ^ the other ^ registered management investment companies ^ in the ^ Eaton Vance family of funds.

The Funds’ Investment Adviser. Eaton Vance acts as each Fund’s investment adviser under an Investment Advisory Agreement (“Advisory Agreement”). Eaton Vance’s principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.

Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $^ 155.8 billion as of ^ July 31, 2008. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of each Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the assets of each Fund, furnishes continuously an investment program with respect to each Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser will furnish to each Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Trustees and officers of each Fund who are members of the Adviser’s organization and who render investment services to each Fund, and will also compensate all other Adviser personnel who provide research and investment services to each Fund.

In return for these services, facilities and payments, the Funds have agreed to pay the Adviser as compensation under the Advisory Agreement fees as follows:

Florida Plus Fund. The advisory fee payable by the Florida Plus Fund is computed at an annual rate of 0.55% of the Fund’s average weekly gross assets and is payable monthly. The Adviser has contractually agreed to reimburse the Florida Plus Fund for fees and other expenses at an annual rate of 0.15% of average weekly gross assets of the Fund during the first five full years of its operations, 0.10% of the Fund’s average weekly gross assets in year six, and 0.05% in year seven. The Florida Plus Fund commenced operations on November 29, 2002.

National Fund. The advisory fee payable by the National Fund is computed at an annual rate of 0.65% of the Fund’s average weekly gross assets and is payable monthly. The Adviser has contractually agreed to reimburse the National Fund for fees and other expenses at an annual rate of 0.32% of average weekly gross assets of the Fund during the first five full years of the Fund’s operations, 0.24% of average weekly gross assets of the Fund in year

21

six, 0.16% in year seven and 0.08% in year eight. The National Fund ^ commenced operations on August 30, ^ 2002.

Gross assets of each Fund are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund (which includes floating rates notes outstanding up to the value of the Fund’s APS outstanding prior to the date the Fund began redeeming its APS) and the amount of any outstanding APS^ (if any).

Unless earlier terminated pursuant to its terms, each Advisory Agreement will remain in effect for two years from their respective dates of execution and may each be continued from year to year thereafter if such continuation is specifically approved at least annually: (i) by the Board or by the vote of a majority, as defined in the 1940 Act, of the holders of the outstanding preferred shares and the common shares, voting together as a single class: and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees, the vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, as the case may be, on sixty days’ written notice.

Portfolio Managers. Craig R. Brandon, CFA has been the portfolio manager of the Florida Plus Fund since September 13, 2004 and is responsible for day-to-day management of the Fund’s investments. Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of Eaton Vance and BMR.

Robert B. MacIntosh, CFA has been the portfolio manager of the National Fund since November 1, 2005 and is responsible for day-to-day management of the Fund’s investments. Mr. MacIntosh has been an Eaton Vance portfolio manager since 1991 and is a Vice President of ^ Eaton Vance and BMR.

The Statement of Additional Information includes additional information about the portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund shares, if any.

Each Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by a Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

Administrator. Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Funds. Under the Administration Agreement with each Fund, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to each Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Fund’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct each Fund’s business.

Shareholder Servicing Agent. With respect to the Florida Plus Fund only, pursuant to a Shareholder Servicing Agreement between UBS Warburg LLC (the “Shareholder Servicing Agent”) and Eaton Vance, the Shareholder Servicing Agent will: (i) undertake to make public information pertaining to the Florida Plus Fund on an ongoing basis and to communicate to investors and prospective investors the Fund’s features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, ^ NAV, yield and other information regarding the Fund’s common shares, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund’s market performance and (b)

22

comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the NAV of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee computed weekly and payable quarterly equal on an annual basis to 0.10% of the Fund’s average weekly gross assets. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. This arrangement will terminate upon the closing of the Reorganization and Eaton Vance will no longer be obligated to pay this fee.

Custodian and Transfer Agent. State Street Bank and Trust Company, as successor to Investors Bank & Trust Company (“State Street”), 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund and will maintain custody of the securities and cash of the Fund. State Street maintains each Fund’s general ledger and computes the Fund’s NAV at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with each Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer ^ & Trust Company, LLC (“AST”), P.O. Box 922 Wall Street Station, New York, N^ Y^ 10269-0560, is the transfer agent and dividend disbursing agent of each Fund.

Required Vote and Other Information about the Meeting

Each common and preferred share of the Florida Plus Fund is entitled to one vote. Approval of the ^ proposal requires the vote of the holders of at least a majority of the Florida Plus Fund APS ^ and ^ common shares then outstanding, voting together as a single class, provided a quorum is present at the meeting. The following table summarizes how the quorum and voting requirements are determined:

Shares	Quorum	Voting

In General	All shares “present” in person or by	Shares “present” in person will be
	proxy are counted towards a	voted in person at the meeting.
	quorum.	Shares present by proxy will be
voted in accordance with
instructions.

Proxy with no Voting Instruction	Considered “present” at meeting.	Voted “for” a proposal.
(other than Broker Non-Vote)

Broker Non-Vote*	Considered “present” at meeting.	Not voted. Same effect as a vote
“against” a proposal.

Vote to Abstain	Considered “present” at meeting.	Not voted. Same effect as a vote
“against” a proposal.

Proportionately Voted ^ APS with	Considered “present” at meeting.	Voted in proportion to ^ APS for
No Voting Instruction		which the broker received
instructions.

*	Broker Non-Votes shall not include preferred shares which the broker is permitted to proportionately vote in accordance with applicable law or rules of a national securities exchange.

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If the required approval of shareholders is not obtained with respect to the ^ proposal, the Florida Plus Fund will continue to engage in business and the Board of Trustees of the Florida Plus Fund will consider what further action may be appropriate.

Shareholders who object to the proposed Reorganization will not be entitled under Massachusetts law or the Agreement and Declaration of Trust, as amended, of the Florida Plus Fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that shares of the Florida Plus Fund may be sold at any time prior to the consummation of the proposed Reorganization.

Certain Voting Information Regarding APS. Pursuant to AMEX rules, Florida Plus Fund APS held in “street name” may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the meeting or, if adjourned, one business day before the day to which the meeting is adjourned. These conditions include, among others, that: (i) at least 30% of the Florida Plus Fund APS outstanding have voted on the proposal; and (ii) less than 10% of the Fund’s APS outstanding have voted against such proposal. In such instance, the broker-dealer firm will vote such uninstructed APS on the proposal in the same proportion as the votes cast by all holders of APS who voted on such proposal. The Florida Plus Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists.

Expenses and Manner of Solicitation. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Florida Plus Fund; by personnel of the Florida Plus Fund’s investment adviser, Eaton Vance, and its transfer agent, AST; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by the Florida Plus Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The costs of the Special Meeting and the Reorganization, including the solicitation of proxies for the ^ proposal, will be borne by the Florida Plus Fund.  ^ These costs, borne by common shareholders of the Florida Plus Fund, are estimated to be approximately $400,000.

^ Broadridge Investor Communication Solutions (MIS), 60 Research Road, Hingham, Massachusetts 02043, has been retained to assist in the solicitation of proxies at a cost of approximately $^ 50,000 plus reasonable expenses.

Revoking Proxies. Each Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

  By filing a written notice of revocation with the Secretary of the Florida Plus Fund;
  By returning a duly executed proxy with a later date before the time of the meeting; or
  If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of the Florida Plus Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum. As of ^ the ^ Record Date, the number of shares of beneficial interest of each Fund outstanding was as follows:

SHARES
FUND	OUTSTANDING

Florida Plus Fund
Common shares	2,575,502.0
APS	364.0
National Fund
Common shares	64,891,210.0
APS* Series A	245.0
APS* Series B	245.0
APS* Series C	245.0
APS* Series D	245.0
APS* Series E	245.0

*  Following the Record Date, all National Fund APS were redeemed and there are currently no National Fund APS outstanding.

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Only shareholders of record of the Florida Plus Fund on the ^ Record Date are entitled to notice of and to vote at the meeting. Shareholders of the National Fund are not voting at the meeting. A majority of the outstanding shares of the Florida Plus Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business. Each Fund’s Board knows of no other business to be presented for consideration at the meeting. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments. If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Florida Plus Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and proxies voted against a proposal will be voted against adjournment.

Manner of Voting. In addition to soliciting proxies by mail, by fax or in person, the Florida Plus Fund may also arrange to have votes recorded by telephone by officers and employees of the Florida Plus Fund or by personnel of the Adviser, the transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Florida Plus Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge. These procedures include the following:

  A shareholder will be called on a recorded line at the telephone number in the Florida Plus Fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.
  The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
  The shareholder will receive a confirmation of the voting instructions to ensure that the shareholder’s instructions have been recorded correctly. A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

^ If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Holders of common shares of the Florida Plus Fund will also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs must be borne by you.

25

To vote via the Internet:

  Read the Proxy Statement/Prospectus and have your proxy card at hand.
  Go to the Web Site listed on the proxy card.
  Enter the “control number” found on your proxy card.
  Follow the instructions on the website. Please call us at 1-800-262-1122 Monday through Friday 8:00 a.m. to 7:00 p.m., Eastern time if you have any problems.
  To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholder Proposals. To be considered for presentation at the National Fund’s 2009 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the ^ Securities Exchange Act of 1934, as amended (the “1934 Act”) must be received by the Secretary of the Fund at its offices at 225 State Street, Boston, Massachusetts 02109, no later than the close of business on January 28, 2009. To be considered for presentation at the Florida Plus Fund’s 2009 Annual Meeting of Shareholders, if any, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received by the Secretary of the Fund at its offices at 225 State Street, Boston, Massachusetts 02109, within a reasonable time before the Fund begins to print and send its proxy materials. For the National Fund, written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Secretary of the Fund at its offices at 225 State Street, Boston, Massachusetts 02109, no later than the close of business on April 26, 2009 and no earlier than March 27, 2009. For the Florida Plus Fund, written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Secretary of the Fund at its offices at 225 State Street, Boston, Massachusetts 02109, not earlier than the close of business on the later of the 90th day prior to such annual meeting, if any, or the 10th day following the day on which public announcement of the date of such meeting is first made. In order to be included in a Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included. If the Reorganization is approved by shareholders and consummated as described herein, the Florida Plus Fund will dissolve and will have no 2009 annual meeting.

Ownership of Shares

To the ^ best of ^ the Florida Plus Fund’s knowledge, as of August 22, 2008, the following person(s) held the share percentage indicated below, which was owned ^ either (i) beneficially ^ by such person(s) or ^ (ii) of record by such person(s) on behalf of ^ customers who are the beneficial owners of such shares ^ and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

	Florida Plus Fund

^ Owners^	Common shares	APS

CEDE & Co.	99.7%	100.0%
New York, NY

Assuming the consummation of the Reorganization on such date, such persons would own the following percentages in the Combined Fund:

	Combined Fund

Owners	Common shares	APS*

CEDE & Co.	99.1%	100.0%
New York, NY

* There will be no Combined Fund APS.

To the best of the National Fund’s knowledge, as of August 22, 2008, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such

26

person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

	National Fund

^	Common	APS^ *	APS^ *	APS^ *	APS^ *	APS^ *
Owners^	shares	Series A	Series B	Series C	Series D	Series E

CEDE & Co.	99.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York, NY

* There are currently no National Fund APS outstanding.

Assuming the consummation of the Reorganization on such date, ^ such persons would own ^ the following percentages in the ^ Combined Fund^ :

	National Fund

^	Common	APS^ *	APS^ *	APS^ *	APS^ *	APS^ *
Owners^	shares	Series A	Series B	Series C	Series D	Series E

CEDE & Co.	99.1%	100.0%	100.0%	100.0%	100.0%	100.0%
New York, NY

^ * There will be no Combined Fund APS.

The Funds do not have knowledge of any record or beneficial owners of 5% or more of the common shares or APS of the Funds as of August 22, 2008 other than those described above. The Florida Plus Fund received notice that Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully's Trail, Pittsford, New York 14534 beneficially owned 14.07% of the Florida Plus Fund common shares as of July 10, 2008. However, the Florida Plus Fund is unable to verify such ownership as of August 22, 2008.

As of August 22, 2008, the Trustees and officers of the National Fund owned in the aggregate less than 1% of the outstanding National Fund common shares and owned no National Fund APS.

As of August 22, 2008, the Trustees and officers of the Florida Plus Fund owned no Florida Plus Fund common shares or APS.

Experts

The financial highlights and financial statements of: (i) the Florida Plus Fund, for the 12 months ended September 30, 2007, and the six months ended March 31, 2008; and (ii) the National Fund, for the 12 months ended September 30, 2007, and the six months ended March 31, 2008, are incorporated by reference into this Proxy Statement/ Prospectus. The financial statements incorporated in this Proxy Statement/Prospectus and in the Statement of Additional Information relating to this Proxy Statement/Prospectus by reference from each Fund’s annual report for the year ended September 30, 2007 on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein and in the Statement of Additional Information relating to this Proxy Statement/Prospectus by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Available Information

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

In order to consummate the Reorganization (as defined in Section 1(b) below) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Eaton Vance Insured Florida Plus Municipal Bond Fund (EIF), a Massachusetts business trust and a registered closed-end investment company, File No. 811-21222 (the “Fund”) and Eaton Vance Insured Municipal Bond Fund (EIM) (the “National Fund” and together with the Florida Fund, the “Funds”), a Massachusetts business trust and a registered closed-end investment company, File No. 811-21142, each hereby agree as follows:

1. Representations and Warranties of the National Fund.

The National Fund represents and warrants to, and agrees with, the Florida Fund that:

(a)	The National Fund is a Massachusetts business trust, with transferable shares, duly organized, validly existing under, and in good standing in conformity with, the laws of The Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The National Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	The National Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The National Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the “Reorganization”) and thereafter.

(c)	The National Fund has furnished the Florida Fund with the National Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2007 and the Semiannual Report to Shareholders for the period ended March 31, 2008, and the audited financial statements appearing therein, having been audited by Deloitte & Touche, LLP, independent registered public accounting firm, fairly present the financial position of the National Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(d)	An unaudited statement of assets, liabilities and capital of the National Fund and an unaudited schedule of investments of the National Fund, each as of the Valuation Time (as defined in Section 3(e) of this Agreement), will be furnished to the Florida Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of National Fund Common Shares ^ (as defined in Section 1(^ l) herein) to be issued pursuant to Section 3(a) of this Agreement; each will fairly present the financial position of the National Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The National Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(f)	There are no material legal, administrative or other proceedings pending or, to the knowledge of the National Fund, threatened against it which assert liability on the part of the National Fund or

A-1

which materially affect its financial condition or its ability to consummate the Reorganization. The National Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business material to the Reorganization.

(g)	The National Fund is not obligated under any provision of its Declaration of Trust dated October 3, 2002, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(h)	There are no material contracts outstanding to which the National Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Florida Fund prior to the Valuation Time.

(i)	The National Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the National Fund will advise the Florida Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

(j)	No consent, approval, authorization or order of any court or government authority or self- regulatory organization is required for the consummation by the National Fund of the Reorganization, except such as may be required under the rules of the American Stock Exchange (“AMEX”), Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)	The registration statement filed by the National Fund on Form N-14, which includes the proxy statement of the Florida Fund and the National Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholders’ meetings referred to in Section 8(a) and Section 9(a) of this Agreement and at the Closing Date, insofar as it relates to the National Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the National Fund for use in the N-14 Registration Statement.

(l)	The National Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value of $0.01 per share (the “National Fund Common Shares^ ”). Each outstanding National Fund Common Share ^ is fully paid and nonassessable, and has full voting rights and no shareholder of the National Fund shall be entitled to any preemptive or other similar rights. In regard to the statement that the National Fund Common Shares ^ are non-assessable, it is noted that the National Fund is an entity of the type commonly known as a “Massachusetts business

^ A-2

trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the National Fund.

(m)	The National Fund Common Shares ^ to be issued to the Florida Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, nonassessable and will have full voting rights, and no shareholder of the National Fund will have any preemptive right of subscription or purchase in respect thereof.

(n)	At or prior to the Closing Date, the National Fund Common Shares to be transferred to the Florida
Fund for distribution to the shareholders of the Florida Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

^ (o)	At or prior to the Closing Date, the National Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the National Fund Common Shares to the
Florida Fund.

(p)	^ The National Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.
All tax liabilities of the National Fund have been adequately provided for on its books, and no tax deficiency or liability of the National Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(^ q)	The National Fund has elected to qualify and has qualified as a RIC as of and since its inception;
has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years. The National Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Section 852 or
Section 4982 of the Code.

2. Representations and Warranties of the Florida Fund.

The Florida Fund represents and warrants to, and agrees with, the National Fund that:

(a)	The Florida Fund is a Massachusetts business trust, with transferable shares, duly organized, validly existing in conformity with the laws of The Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Florida Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	The Florida Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Florida Fund has elected and qualified for the special tax treatment afforded RICs under Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

(c)	As used in this Agreement, the term “Florida Fund Investments” shall mean: (i) the investments of the Florida Fund shown on the schedule of its investments as of the Valuation Time furnished to

^ A-3

the National Fund; and (ii) all other assets owned by the Florida Fund or liabilities incurred as of the Valuation Time.

(d)	The Florida Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)	The Florida Fund has furnished the National Fund with the Florida Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2007 and the Semiannual Report for the period ended March 31, 2008 and the audited financial statements appearing therein, having been audited by Deloitte & Touche, LLP, independent registered public accounting firm, fairly present the financial position of the Florida Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)	An unaudited statement of assets, liabilities and capital of the Florida Fund and an unaudited schedule of investments of the Florida Fund, each as of the Valuation Time, will be furnished to the National Fund at or prior to the Closing Date for the purpose of determining the number of shares of National Fund Common Shares and ^ cash consideration to be issued to the Florida Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Florida Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(g)	There are no material legal, administrative or other proceedings pending or, to the knowledge of the Florida Fund, threatened against it which assert liability on the part of the Florida Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Florida Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business material to the Reorganization.

(h)	There are no material contracts outstanding to which the Florida Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the National Fund prior to the Valuation Time.

(i)	The Florida Fund is not obligated under any provision of its Agreement and Declaration of Trust dated October 3, 2002, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)	The Florida Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Florida Fund will advise the National Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k)	The Florida Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Florida Fund have been adequately provided for on its books, and no tax

^ A-4

deficiency or liability of the Florida Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l)	At both the Valuation Time and the Closing Date, the Florida Fund will have full right, power and authority to sell, assign, transfer and deliver the Florida Fund Investments. At the Closing Date, subject only to the obligation to deliver the Florida Fund Investments as contemplated by this Agreement, the Florida Fund will have good and marketable title to all of the Florida Fund Investments, and the National Fund will acquire all of the Florida Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Florida Fund Investments or materially affect title thereto).

(m)	No consent, approval, authorization or order of any court or governmental authority or self- regulatory organization is required for the consummation by the Florida Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws or the rules of the AMEX.

(n)	The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Florida Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Florida Fund for use in the N-14 Registration Statement.

(o)	The Florida Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value of $0.01 per share (the “Florida Fund Common Shares”), and an unlimited number of preferred shares of beneficial interest, par value of $0.01 per share (“Florida Fund APS Shares”). Each outstanding Florida Fund Common Share and each ^ outstanding Florida Fund APS Share is fully paid and nonassessable, and has full voting rights and no person is entitled to any preemptive or other similar rights with respect to Florida Fund Common Shares and Florida Fund APS Shares. In regard to the statement that Florida Fund Common Shares and Florida Fund APS Shares are non-assessable, it is noted that the Florida Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Florida Fund.

(p)	All of the issued and outstanding Florida Fund Common Shares and Florida Fund APS Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q)	The books and records of the Florida Fund made available to the National Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Florida Fund.

(r)	The Florida Fund will not sell or otherwise dispose of any of the National Fund Common Shares or ^ cash consideration to be received in the Reorganization, except in distribution to the shareholders of the Florida Fund, as provided in Section 3 of this Agreement.

^ A-5

(s)	The Florida Fund has elected to qualify and has qualified as a “RIC” under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the
Code for each of its taxable years. The Florida Fund has not at any time since its inception been liable for, is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax under Section 852 or Section 4982 of the Code.

3. The Reorganization.

(a)	Subject to receiving the requisite approvals of the shareholders of the Florida Fund, and to the other terms and conditions contained herein, the Florida Fund agrees to convey, transfer and deliver to the National Fund and the National Fund agrees to acquire from the Florida Fund, on the
Closing Date, all of the Florida Fund Investments (including interest accrued as of the Valuation
Time on debt instruments), including the assumption of substantially all of the liabilities of the
Florida Fund, in exchange for that number of National Fund Common Shares and ^ the amount of cash provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Florida Fund will distribute all National Fund Common Shares and
^ cash received by it to its shareholders constructively in exchange for their Florida Fund Common
Shares and Florida Fund APS Shares^ , respectively. The distribution of National Fund Common
Shares shall be accomplished by the opening of shareholder accounts on the share ledger records of the National Fund in the amounts due the common shareholders of the Florida Fund based on their respective holdings in ^ Florida Fund Common Shares as of the Valuation Time. Cash
consideration equaling the aggregate liquidation preference of the Florida Fund APS Shares will be distributed in liquidation of outstanding Florida Plus Fund APS Shares.

(b)	If it is determined that the portfolios of the Florida Fund and the National Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the National
Fund with respect to such investments, the Florida Fund, if requested by the National Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Florida Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Florida Fund’s Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Florida Fund, and (b) nothing will permit the Florida
Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the National Fund’s Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the National Fund.

(c)	Prior to the Closing Date, the Florida Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the
Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(d)	The Florida Fund will pay or cause to be paid to the National Fund any interest the Florida Fund receives on or after the Closing Date with respect to any of the Florida Fund Investments transferred to the National Fund hereunder.

(e)	The Valuation Time shall be the close of regular trading on the New York Stock Exchange^ , normally 4:00 p.m., Eastern time, on the business day prior to the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)	Recourse for liabilities assumed from the Florida Fund by the National Fund in the Reorganization
will be limited to the assets acquired by the National Fund. The known liabilities of the Florida

^ A-6

Fund, as of the Valuation Time, shall be confirmed to the National Fund pursuant to Section 2(j)
of this Agreement.

(g)	The Florida Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

^ 4. Issuance and Valuation of National Fund Common Shares and ^ Cash Consideration in the
Reorganization.

(a)	National Fund Common Shares ^ of an aggregate net asset value ^ and cash consideration equal to the value of the Florida Fund Investments acquired in the Reorganization determined as hereinafter provided, shall be issued by the National Fund to the Florida Fund in exchange for such Florida Fund Investments. The National Fund will issue to the Florida Fund (i) a number of
National Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Florida Fund Common Shares, determined as set forth below, and (ii) ^ cash consideration equal to the aggregate liquidation preference^ of the Florida Fund APS Shares, determined as set forth below.

(b)	The net asset value of the Funds’ Common Shares and the value of the aggregate liquidation preference ^ of the Florida Fund APS Shares ^ shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time.
The value of the Florida Fund Investments to be transferred to the National Fund shall be determined pursuant to the regular procedures of the investment adviser.

(c)	Such valuation and determination shall be made by the National Fund in cooperation with the
Florida Fund and shall be confirmed in writing by the National Fund to the Florida Fund. The net asset value per share of the National Fund Common Shares and the ^ cash consideration for the
Florida Fund APS Shares shall be determined in accordance with such procedures and the
National Fund shall certify the computations involved. For purposes of determining the net asset value of each Florida Fund Common Share and National Fund Common Share, the value of the securities held by the applicable Fund, plus any cash or other assets (including interest accrued but not yet received), minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Florida Fund APS Shares ^ (in the case of the Florida Fund)
shall be divided by the total number of Florida Fund Common Shares or National Fund Common
Shares, as the case may be, outstanding at such time.

(d)	The National Fund shall issue to the Florida Fund National Fund Common Shares ^ registered in the name of the Florida Fund. The Florida Fund shall then distribute the National Fund Common
Shares and the ^ cash consideration for the Florida Fund ^ APS Shares to the holders of Florida
Fund Common Shares and Florida Fund APS Shares^ , respectively, and open accounts for each
Florida Fund common shareholder will be established on the share ledger records of the National
Fund. Certificates representing National Fund Common Shares ^ will not be issued to Florida
Fund shareholders. With respect to any Florida Fund shareholder holding certificates evidencing ownership of Florida Fund Common Shares or Florida Fund APS Shares as of the Closing Date,
and subject to the National Fund being informed thereof in writing by the Florida Fund, the
National Fund will not permit such shareholder to receive National Fund Common Shares or
^ cash consideration, exchange National Fund Common Shares ^ credited to such shareholder’s account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such National Fund Common Shares^ , in any case, until notified by the
Florida Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Florida Fund Common Shares or Florida Fund APS Shares or, in the
event of lost certificates, posted adequate bond. The Florida Fund, at its own expense, will request

^ A-7

its shareholders to surrender their outstanding certificates evidencing ownership of Florida Fund
Common Shares or Florida Fund APS Shares, as the case may be, or post adequate bond therefor.

5. Payment of Expenses.

(a)	Except as otherwise agreed between the parties, the costs associated with the Reorganization will be borne by the Florida Fund.

(b)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the National Fund nor the Florida
Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c)	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company”
within the meaning of Subchapter M of the Code.

6. Covenants of the Funds.

(a)	Each Fund covenants to operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary dividends and distributions.

(b)	The Florida Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any National Fund Common Shares or ^ cash consideration other than to its ^ shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the National Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(c)	The Florida Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Florida Fund has ceased to be a registered investment company.

(d)	The National Fund will file the N-14 Registration Statement with the Securities and Exchange
Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration
Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the
N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e)	The National Fund has no plan or intention to sell or otherwise dispose of the Florida Fund
Investments, except for dispositions made in the ordinary course of business.

(f)	Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g)	The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the
National Fund nor the Florida Fund shall take any action or cause any action to be taken
(including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the National Fund

^ A-8

and the Florida Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h)	In connection with the covenant in subsection (f) above, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The National Fund agrees to retain for a period of ten (10) years following the
Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Florida Fund for each of such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i)	After the Closing Date, the Florida Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Florida Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund.

(j)	The Florida Fund agrees to mail to its shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(k)	Following the consummation of the Reorganization, the National Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7. Closing Date.

(a)	Delivery of the Florida Fund Investments, and of the National Fund Common Shares and ^ cash consideration to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Florida Fund
Investments, for any reason, are not transferable on the Closing Date, the Florida Fund shall cause such Florida Fund Investments to be transferred to the National Fund’s account with its custodian at the earliest practicable date thereafter.

(b)	The Florida Fund will deliver to the National Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Florida Fund Investments delivered to the National
Fund hereunder.

(c)	As soon as practicable after the close of business on the Closing Date, the Florida Fund shall deliver to the National Fund a list of the names and addresses of all of the shareholders of record of the Florida Fund on the Closing Date and the number of Florida Fund Common Shares and
Florida Fund APS Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Florida Fund or by its President.

8. Conditions of the Florida Fund.

The obligations of the Florida Fund hereunder shall be subject to the following conditions:

^ A-9

(a)	That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Florida Fund and by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding Florida Fund Common Shares and of the outstanding Florida Fund APS Shares, voting together as a single class.

(b)	That the Florida Fund shall have received from the National Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund’s investments, all as of the Valuation Time, certified on the National Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the National Fund since the date of such Fund’s most recent Annual or Semiannual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)	That the National Fund shall have furnished to the Florida Fund a certificate signed by the National Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the National Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the National Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	The Florida Fund shall have received the opinion of K&L Gates, counsel for the National Fund, dated as of the Closing Date, addressed to the Florida Fund substantially in the form and to the effect that:

(i) the National Fund is duly formed and validly existing under the laws of its state of organization;

(ii) the National Fund is registered as a closed-end, management investment company under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the National Fund, and this Agreement has been duly executed and delivered by the National Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the National Fund;

^ (iv)^ neither the execution or delivery by the National Fund of this Agreement nor the consummation by the National Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the National Fund as being applicable to the National Fund;

(v) the National Fund Common Shares ^ have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable and no person is entitled to any preemptive or other similar rights with respect to National Fund Common Shares^ . In regard to the statement that National Fund Common Shares ^ are non-assessable, such opinion will note that the National Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts’s law, shareholders could, under certain circumstances, be held personally liable for the obligations of the National Fund; and

^ A-10

(vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the National Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the National Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body
(except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	The Florida Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Florida Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal
Revenue Code.

(g)	That all proceedings taken by each of the Funds and its counsel in connection with the
Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h)	That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the National
Fund, be contemplated by the SEC.

9. National Fund Conditions.

The obligations of the National Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the National Fund; and the Florida Fund shall have delivered to the
National Fund a copy of the resolution approving this Agreement adopted by the Florida Fund’s
Board of Trustees, and a certificate setting forth the vote of the holders of Florida Fund Common
Shares and Florida Fund APS Shares obtained, each certified by its Secretary.

(b)	That the Florida Fund shall have furnished to the National Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the
Valuation Time, certified on the Florida Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund’s President (or any Vice President) or its
Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the
Closing Date there has been no material adverse change in the financial position of the Florida
Fund since the date of such Fund’s most recent Annual Report or Semiannual Report, as applicable, other than changes in the Florida Fund Investments since that date or changes in the market value of the Florida Fund Investments.

(c)	That the Florida Fund shall have furnished to the National Fund a certificate signed by the Florida
Fund’s President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Florida
Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Florida Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

^ A-11

(e)	That the National Fund shall have received the opinion of K&L Gates, counsel for the Florida Fund, dated as of the Closing Date, addressed to the National Fund, substantially in the form and to the effect that:

	(i)	the Florida Fund is duly formed and validly existing under the laws of its state of organization;

	(ii)	the Florida Fund is registered as a closed-end, management investment company under the 1940 Act;

	(iii)	this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Florida Fund, and this Agreement has been duly executed and delivered by the Florida Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Florida Fund;

	(iv)	neither the execution or delivery by the Florida Fund of this Agreement nor the consummation by the Florida Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Florida Fund as being applicable to the Florida Fund; and

	(v)	to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Florida Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Florida Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	That the National Fund shall have obtained an opinion from K&L Gates, counsel for the Florida Fund, dated as of the Closing Date, addressed to the National Fund, and based upon such representation of the parties as K&L Gates may reasonably request, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)	That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Florida Fund, be contemplated by the SEC.

(h)	That all proceedings taken by the Florida Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the National Fund.

(i)	That prior to the Closing Date the Florida Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

^ A-12

(j)	The AMEX shall have approved the listing of the additional National Fund Common Shares to be issued to common shareholders of the Florida Fund in connection with the reorganization.

^ 10. Termination, Postponement, Amendment and Waivers.

(a)	Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Fund) prior to the Closing Date, or the Closing Date may be postponed (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of
Trustees of the Florida Fund if any condition of the Florida Fund’s obligations set forth in Section
8 of this Agreement has not been fulfilled or waived by such Board, or (iii) by the Board of
Trustees of the National Fund if any condition of the National Fund’s obligations set forth in
Section 9 of this Agreement have not been fulfilled or waived by such Board.

(b)	If the transactions contemplated by this Agreement have not been consummated by December 31,
2008, this Agreement may be terminated by mutual agreement of the Funds.

(c)	In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this
Agreement.

(d)	At any time prior to or after approval of this Agreement by Florida Fund shareholders: (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement; and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of National Fund Common
Shares or ^ cash consideration to be issued to the ^ Florida Fund’s shareholders under this
Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this
Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(e)	The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither
Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the
Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of
National Fund Common Shares or ^ cash consideration to be issued to the ^ Florida Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the
Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

^ A-13

11. Other Matters.

(a)	All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)	All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Florida Fund shall be addressed to the Florida Fund c/o Eaton Vance Management, 255 State Street, Boston, MA, Attention: Chief Legal Officer of the Eaton Vance Family of Funds, or at such other address as the Florida Fund may designate by written notice to the National Fund. Notice to the National Fund shall be addressed to the National Fund c/o Eaton Vance Management, 255 State Street, Boston, MA, Attention: Chief Legal Officer of the Eaton Vance Family of Funds, or at such other address and to the attention of such other person as the National Fund may designate by written notice to the Florida Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d)	It is expressly agreed that the obligations of the National Fund and the Florida Fund hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund’s Declaration of Trust. A copy of the Declaration of Trust of each of the National Fund and the Florida Fund is on file with the Secretary of State of The Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Fund’s Declaration of Trust.

(e)	It is further expressly agreed that this Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

(f)	This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

^ A-14

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of __________, 2008.

ATTEST:	EATON VANCE INSURED FLORIDA
PLUS MUNICIPAL BOND FUND

By:
_______________________________	___________________________________
Maureen A. Gemma, Secretary	Cynthia J. Clemson, President

ATTEST:	EATON VANCE INSURED MUNICIPAL
BOND FUND

By:
______________________________	___________________________________
Maureen A. Gemma, Secretary	Robert B. MacIntosh, President

A-15

APPENDIX B

^ INFORMATION ABOUT APS

Purchase and Sales. As described in the Proxy^ Statement^ /Prospectus, since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including APS) has been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for APS have not cleared and APS generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the APS markets will never resume normal functioning.

Under normal functioning auction market circumstances, which as described above have not occurred since before mid-February 2008 and may never recur, ^ the Florida Plus Fund’s APS are purchased and sold at separate auctions conducted on a regular basis (unless ^ the Fund elects, subject to certain conditions, to declare a special dividend period) by Deutsche Bank Trust Company Americas, as Auction Agent for ^ the Fund’s APS (the “Auction Agent”). Unless otherwise permitted by the Fund^ , existing and potential holders of APS may participate in auctions only through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of preferred shares to the Auction Agent. On or prior to each auction date for APS (the business day prior to the beginning of a dividend period), each holder may submit a hold order, bid or sell order to its broker-dealer. Broker dealers may maintain a secondary trading market in APS outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker-dealers have no obligation to make a secondary market in APS outside of the auction and there can be no assurance that a secondary market for APS will develop or, if it does develop, that it will provide holders with liquidity of investment. You may transfer APS outside of auctions only to or through a broker-dealer. APS are not registered on any stock exchange.

Broker-Dealers. After each auction, the Auction Agent will pay a service charge, from funds provided by ^ the Fund, to each broker-dealer, at the annual rate of 0.25% of the aggregate purchase price of all APS placed by such broker-dealer in such auction, for the number of days in the rate period to which such auction relates, calculated on the basis of a year of 360 days. For purposes of the preceding sentence, APS will be deemed to have been placed by a broker-dealer if such shares were: (i) the subject of hold orders deemed to have been made by existing holders of preferred shares that initially were acquired by such existing holders through such broker-dealer; or (ii) the subject of the following orders submitted by such broker-dealer: (a) a submitted bid of an existing holder pursuant to which such existing holder continues to hold such shares as a result of the auction; (b) a submitted bid of a potential holder pursuant to which such potential holder purchases such shares as a result of the auction; or (c) a submitted hold order.

The broker-dealer agreements provide that a broker-dealer may submit orders in auctions for its own account unless ^ the Fund notifies all broker-dealers that they may no longer do so; provided, however, that in any event such broker-dealers may continue to submit hold orders and sell orders. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction. In the broker-dealer agreements, broker-dealers agree to handle customer orders in accordance with their respective duties under applicable securities laws and rules.

Dividends and Dividend Periods. Dividends on the APS will accumulate from the date on which ^ the Fund originally issues the APS (the “Date of Original Issue”) and will be payable on the APS on the dates described below. Dividends on the APS will be payable, at the option of ^ the Fund, either: (i) with respect to any 7-Day Dividend Period and any short term dividend period of up to 28 days, on the following day; or (ii) with respect to any short term dividend period greater than 28 days and with respect to any Long Term Dividend Period, monthly on the first business day of each calendar month during either such period and on the day next succeeding the last day thereof, except that if such dividend payment date is not a business day, the dividend payment date is the next business day. Although any particular dividend payment date may not occur on the originally scheduled date, the next succeeding dividend payment date will occur on the next following originally scheduled date. If for any reason a dividend payment date cannot be fixed, then the Board shall fix the date. The Board may change a dividend payment date if such change does not adversely affect the contract rights of the holders of APS set forth in the Fund’s By-Laws.

B-1

Prior to each dividend payment date, ^ the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The ^ Fund does not intend to establish any reserves for the payment of dividends.

Each dividend will be paid to the record holder of the APS. Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under “Additional Dividends” below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS payable on each dividend payment date of each short term dividend period is computed by multiplying the applicable rate by the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such dividend payment date, dividing by 365, multiplying by $25,000, and rounding to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable on any dividend payment date is computed by multiplying the applicable rate by the number of days in such part of such dividend period that such share was outstanding and for which dividends are payable on such dividend payment date, dividing by 360, multiplying by $25,000, and rounding to the nearest cent.

Notification of Dividend Period. With respect to each Special Dividend Period, ^ the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice to the auction agent and to each broker-dealer, may request that the next succeeding dividend period will be a number of days (other than seven), evenly divisible by seven, and between seven and 364 in the case of a short term dividend period or one to five years in the case of a Long Term Dividend Period, provided that ^ the Fund may not give such a request of greater than 28 days unless sufficient clearing bids were made in the last occurring auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any additional dividends payable prior to such date have been paid in full. Such request, in the case of a short term dividend period, shall be given on or prior to the second business day but not more than seven business days prior to an auction date and, in the case of a Long Term Dividend Period, shall be given on or prior to the second business day but not more than 28 days prior to an auction date. Upon receiving such request, the broker-dealers jointly shall determine whether it is advisable that ^ the Fund issue a notice of special dividend period as contemplated by such request and the optional redemption price of the APS during such period and the specific redemption provisions and shall give ^ the Fund and the auction agent written notice (a “Response”) of such determination by no later than the second business day prior to such auction date. In making such determination, the broker-dealers will consider: (i) existing short-term and long-term market rates and indices of such short-term and long-term rates; (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS; (iv) industry and financial conditions which may affect the APS; (v) the investment objective of ^ the Fund; and (vi) the dividend periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

If the broker-dealers do not give ^ the Fund and the auction agent a Response by such second business day or if the Response states that it is not advisable that the Fund give a notice of special dividend period for the APS, the Fund may not give such notice. In the event the Response indicates that it is advisable that ^ the Fund give such notice, the Fund, by no later than the second business day prior to the auction date, may give such notice to the auction agent, the securities depository and each broker-dealer, which notice will specify: (i) the duration of the special dividend period; (ii) the optional redemption price as specified in the related Response; and (iii) the specific redemption provisions, if any, as specified in the related Response. ^ The Fund also shall provide a copy of such notice to S&P^ .

^ The Fund will not give a notice of special dividend period, and, if the notice has been given already, shall give telephonic and written notice of revocation to the auction agent, each broker-dealer, and the securities depository on or prior to the business day prior to the relevant auction date if: (x) either the 1940 Act APS asset coverage is not satisfied or the Fund fails to maintain ^ S&P eligible assets with an aggregate discounted value at least equal to the

^ B-2

APS basic maintenance amount, on each of the two valuation dates immediately preceding the business day prior to the relevant auction date on an actual basis and on a pro forma basis giving effect to the proposed special dividend period (using as a pro forma dividend rate with respect to such period the dividend rate which the broker-dealers shall advise ^ the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period); (y) sufficient funds for the payment of dividends payable on the immediately succeeding dividend payment date have not been irrevocably deposited with the auction agent by the close of business on the third business day preceding the related auction date; or (z) the broker-dealers jointly advise ^ the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a notice of revocation. ^ The Fund also shall provide a copy of such notice to ^ S&P. If ^ the Fund is prohibited from giving a notice as a result of the factors enumerated in clause (x), (y) or (z) above, or if the Fund gives a notice of revocation with respect to a notice of special dividend period, the next succeeding dividend period for that series will be a 7-day dividend period. In addition, in the event sufficient clearing bids are not made in any auction or an auction is not held for any reason, the next succeeding dividend period will be a 7-day dividend period, and the Fund may not again give a notice of special dividend period (and any such attempted notice shall be null and void) until sufficient clearing bids have been made in an auction with respect to a 7-day dividend period.

Determination of Dividend Rate. When auctions are functioning, the applicable rate on the APS for each dividend period is equal to the rate that results from the auction with respect to such dividend period.^

Non-Payment Period; Late Charge. A non-payment period will commence if ^ the Fund fails to: (i) declare, prior to the close of business on the second business day preceding any dividend payment date, for payment within three business days after such date to the persons who held such shares as of 12:00 noon, Eastern time, on the business day preceding such date, the full amount of any dividend payable on such date; or (ii) deposit with the Auction Agent by 12:00 noon, Eastern time: (A) on such date the full amount of any cash dividend on such shares (if declared) payable on such date; or (B) on any redemption date for the APS called for redemption, the mandatory redemption price per share or, in the case of an optional redemption, the optional redemption price per share. Such non-payment period will consist of the period commencing on and including the dividend payment date or redemption date, as the case may be, and ending on and including the business day on which, by 12:00 noon, Eastern time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a non-payment period for the APS will not end unless ^ the Fund shall have given at least five days’ but no more than 30 days’ written notice of such deposit or availability to the Auction Agent, the securities depository and all holders of the APS of such series.

Notwithstanding the foregoing, the failure by ^ the Fund to deposit funds within three business days after any dividend payment date or redemption date does not constitute a “non-payment period.” The applicable rate for each dividend period, commencing during a non-payment period, will be equal to the non-payment period rate; and each dividend period during a non-payment period shall be a 3-day dividend period. Any dividend due on any dividend payment date or redemption price not paid when due may be paid on any of the first three business days after such dividend payment date or due date, provided that such amount is accompanied by a late charge equal to the non-payment period rate multiplied by the number of days in such period divided by 365.

If ^ the Fund willfully fails to pay a dividend or redeem any APS, the applicable rate will be the non-payment period rate. The non-payment period rate is 200% of the applicable reference Rate (or 275% if ^ the Fund has provided notification to the auction agent prior to the auction that net capital gains or other taxable income will be included in such dividend on the APS), provided that the Board may change the initial non-payment period rate if the Board determines and^ S&P^ (or another Rating Agency) advises the Fund in writing that such change will not adversely affect its rating on the APS.

Restrictions on Dividends and Other Payments. Under the 1940 Act, ^ the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200%. Under the Code, ^ the Fund must, among other things, distribute each year at least 90% of the sum of its net tax-exempt income and investment company taxable income in order to maintain its qualification for tax treatment as a regulated investment company. These limitations may impair ^ the Fund’s ability to maintain such qualification.^

^ B-3

Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See “Voting Rights” ^ below.

For so long as any APS are outstanding, ^ the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other stock, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of common shares or any other stock of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or shares of any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless: (A) immediately after such transaction, the Fund would have ^ S&P eligible assets^ with an aggregate discounted value equal to or greater than the APS basic maintenance amount, and the 1940 Act APS asset coverage would be satisfied; (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; (C) any additional dividend required to be paid on or before the date of such declaration or payment has been paid; and (D) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the By-Laws.

Additional Dividends. If ^ the Fund retroactively allocates any net capital gains or other taxable income to the APS without having given advance notice to the auction agent solely by reason of the fact that such an allocation results from: (i) the redemption of all or a portion of the outstanding APS; (ii) the liquidation of the Fund; or (iii) a debt obligation believed to be a municipal obligation proving to be an obligation subject to federal income tax and/or a relevant state tax (the amount of any of such allocations referred to herein as a “retroactive taxable allocation”), the Fund, within 90 days after the end of the Fund’s fiscal year for which such retroactive taxable allocation is made, will provide notice thereof to the auction agent and to each holder of APS during such fiscal year at such holder’s address as the same appears or last appeared on the stock books of the Fund. ^ The Fund, within 30 days after such notice is given to the auction agent, will pay to the auction agent (who then will distribute to such holders of the APS) an amount equal to the aggregate additional dividend with respect to all retroactive taxable allocations made to such holders during the fiscal year in question.^

An “additional dividend” means a payment to a present or former holder of the APS of an amount that would cause: (i) the amount of such holder’s dividends received on the APS with respect to the fiscal year in question (including the additional dividend) less the federal income tax and applicable state tax attributable to the aggregate of: (x) the retroactive taxable allocations made to such holder with respect to the fiscal year in question; and (y) the additional dividend (to the extent taxable), to equal (ii) the dollar amount of such holder’s dividends received on the APS with respect to the fiscal year in question (excluding the additional dividend) if there had been no retroactive taxable allocations. An additional dividend is calculated: (i) without consideration being given to the time value of money; (ii) assuming that none of the dividends received from ^ the Fund is a preference item; and (iii) assuming that each retroactive taxable allocation would be taxable in the hands of each holder of shares of APS at the greater of: (x) the maximum marginal combined regular federal and state income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although ^ the Fund generally intends to designate any additional dividend as an “exempt-interest” dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. ^ The Fund will not pay a further additional dividend with respect to any taxable portion of an additional dividend.

If ^ the Fund does not give advance notice of the amount of taxable income to be included in a dividend on the APS in the related auction, the Fund may include such taxable income in a dividend on the APS if it increases the dividend by an additional amount calculated as if such income were a retroactive taxable allocation and the additional amount were an additional dividend and notifies the auction agent of such inclusion at least five days prior to the applicable dividend payment date.

^ B-4

Risks of APS. If long-term rates rise, the value of each Fund’s investment portfolio will decline, also reducing the amount of assets serving as asset coverage for the APS in the case of the Florida Plus Fund. The Florida Plus Fund pays APS dividends based on short-term interest rates, and uses the proceeds to buy municipal obligations, which pay interest based on longer-term yields. Longer-term municipal obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, APS rates may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from the Florida Plus Fund’s entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund’s net portfolio income before that Fund’s ability to pay APS dividends would be jeopardized.

The use of leverage through issuance of APS by the Florida Plus Fund creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for holders of common shares, including the likelihood of greater volatility of net asset value and market price of the APS and the risk that fluctuations in dividend rates on APS shares may affect the return to common shareholders. APS dividends are based on the yields of short-term municipal obligations, while the proceeds of the Fund’s offering are invested in longer-term municipal obligations, which typically have higher yields. While the Fund has APS outstanding, an increase in short-term rates would result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution.

In addition, under current federal income tax law, the Fund is required to allocate a portion of any net realized capital gains or other taxable income to APS holders. The terms of the Fund’s APS require the Fund to pay to any APS holders additional dividends intended to compensate the APS holders for taxes payable on any capital gains or other taxable income allocated to APS. Any such additional dividends will reduce the amount available for distribution to common shareholders. The fee paid to Eaton Vance is calculated on the basis of the Fund’s gross assets, including proceeds from the issuance of APS and certain other indebtedness, so the fees will be higher when leverage is utilized. As noted above, investing in tender option bonds also creates leverage in the Funds.

Since mid-February 2008 existing markets for APS have become generally illiquid and investors have not been able to sell their securities through the regular auction process. There currently is no established secondary market for APS and, in the event a secondary market develops, an APS holder may receive less than the price paid for APS. A Rating Agency could downgrade the rating assigned to APS, which could affect liquidity if the auction market is otherwise functioning. The Fund may be forced to redeem APS to meet regulatory or Rating Agency requirements or may voluntarily redeem APS in certain circumstances. In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on APS. If long-term interest rates rise, the value of the Fund’s investment portfolio generally will decline, reducing the asset coverage for APS. As a result of the current disruption in the APS auction market, brokerage firms may mark down the value of APS held in their clients’ accounts to reflect a liquidity discount from the liquidation preference.

Auction Risk. Since February 13, 2008, and consistent with the patterns in the broader market for auction rate securities, APS auctions of the Fund have been unsuccessful due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates on the APS have been and continue to be reset to the maximum applicable rates as required by the Fund’s By-Laws. The maximum applicable rate for each Fund’s APS equals 110% of the greater of the (1) applicable AA financial composite commercial paper rate or (2) applicable taxable equivalent of the short term municipal obligation rate. If a dividend includes net capital gain or other taxable income, the maximum applicable rate is 150% of the (1) applicable AA financial composite commercial paper rate or (2) applicable taxable equivalent of short term municipal obligation rate. When auctions for APS are functioning, the dividend rate for APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction is also intended to provide liquidity for the sale of APS. Also, if an APS holder places hold orders (orders to retain shares) at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, the holder will not retain your APS. Additionally, if an investor buys APS or elects to retain APS without specifying a dividend rate below which the investor would not wish to buy or continue to hold those APS, the investor could receive a lower rate of return on the APS than the market rate. Finally, the dividend period for APS may be changed by the Fund, subject to certain conditions with notice to the holders of APS, which could also affect the liquidity of your investment.

^ B-5

Secondary Market Risk. There is currently no established secondary market for APS and, if one should develop, it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If the Fund has designated a “Special Dividend Period” (a dividend period of more than 7 days), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). APS are not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during dividend periods between one and five years (a “Long Term Dividend Period”), likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.

Ratings and Asset Coverage Risk. The Florida Plus Fund’s APS have been rated AAA by S&P. The National Fund APS were rated AAA by S&P and Aaa by Moody’s. Such ratings do not eliminate or necessarily mitigate the risks of investing in APS. S&P could downgrade its rating of the APS or withdraw its rating at any time, which may negatively affect APS. If the Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of APS in order to return to compliance with the asset coverage ratios. The Fund is required to redeem APS under certain circumstances to the extent necessary to meet asset coverage tests.

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of Florida Plus Fund APS, both by the 1940 Act and by requirements imposed by the Rating Agency, might impair the Fund’s ability to comply with minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.

As long as any APS are outstanding, the Florida Plus Fund will not declare, pay or set apart for payment any dividend or other distribution in respect of the common stock or any other stock of the Fund ranking junior to the preferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other shares of the Fund ranking junior to the preferred shares as to dividends or upon liquidation, unless: (i) immediately thereafter, the 1940 Act asset coverage requirements and any asset coverage requirements that may be imposed by a Rating Agency in connection with any rating of the preferred shares are met; (ii) full cumulative dividends (including additional dividends, if any) on all preferred shares for all past dividend periods have been paid or declared and a sum sufficient for the payment of such dividends set apart for payment; and (iii) the Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in the Agreement and Declaration of Trust.

In addition, as long as any APS are outstanding, the Florida Plus Fund is not permitted to declare any dividend or distribution on its common shares unless, at the time of such declaration and after taking account of such dividend or distribution, the Fund is in compliance with the 1940 Act asset coverage requirements and with any applicable Rating Agency guidelines. The Fund intends, to the extent necessary, to redeem or purchase APS from time to time to maintain compliance with the 1940 Act asset coverage requirements and the Rating Agency guidelines. To the extent this is not possible, any restriction on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company that is exempt from taxation on income or gains distributed to its shareholders.

Description of APS. APS are preferred shares of beneficial interest that entitle their holders to receive when, as and if declared by the Board of a Fund, out of funds legally available therefore, cumulative cash dividends at a rate per annum that may vary for the successive dividend periods for each series of preferred shares, and cumulative cash additional dividends, payable on specified dates. APS are not traded on a stock exchange or over-the-counter. Each preferred share carries one vote on matters on which preferred shares can be voted. APS are not convertible into common shares and have no preemptive, or cumulative voting rights. APS of each series will rank on parity with shares of any other series of APS and with shares of other series of APS of a Fund, as to the payment of dividends and the distribution of assets upon liquidation. Each of the outstanding series of APS has a liquidation preference of $25,000 plus an amount equal to accumulated and unpaid dividends per share (whether or not earned by the Fund or

^ B-6

declared, including additional dividends, if any) and are fully paid and nonassessable (except as described under “Governing Law” in the Proxy Statement/Prospectus).

Under the 1940 Act, a Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. The Florida Plus Fund currently has one series of APS outstanding. As of March 31, 2008, the National Fund had five series of APS, Series A, Series B, Series C, Series D and Series E, however, the Combined Fund will have no series of APS. Set forth below is information about each Fund’s APS as of March 31, 2008.*

Florida Plus Fund

Title of Class	Number of Shares*

APS	900

National Fund

Title of Class	Number of Shares*

APS, Series A	4,740

APS, Series B	4,740

APS, Series C	4,740

APS, Series D	4,740

APS, Series E	4,740

* Since March 31, 2008, APS of each Fund have been redeemed, increasing the amount of APS held by the Fund and decreasing the amount of APS outstanding. As of August 28, 2008, there were 364 outstanding APS of the Florida Plus Fund, and there were no outstanding APS of the National Fund.

Voting Rights. While the following provisions are part of both Funds’ Declarations of Trust, the National Fund currently has no outstanding APS, and has no intention to issue new APS. When holders of the APS are entitled to vote, each holder is entitled to cast one vote per APS. For purposes of any right of holders of APS to vote on any matter, whether such right is created by the Fund’s Agreement and Declaration of Trust, the By-Laws, by statute or otherwise, no holder of APS will be entitled to vote and no APS will be deemed to be outstanding for the purpose of voting or determining the number of shares entitled to vote or of shares deemed outstanding for quorum purposes, as the case may be, unless sufficient funds for the redemption of such shares have been deposited with the APS paying agent and irrevocable instructions and authority to pay the redemption price to such holder of APS for that purpose and the requisite notice of redemption has been given.

The common shares and the APS of each Fund vote as separate classes on amendments to the Agreement and Declaration of Trust or By-Laws that would adversely affect their respective interests.

In connection with the election of each Fund’s Trustees, holders of the APS, voting as a separate class, are entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and APS, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of APS are entitled to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the APS, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS for all past dividend periods, the additional voting rights of the holders of APS shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS (but not of the Trustees with respect to whose election the

^ B-7

holders of common shares were entitled to vote or the two Trustees the holders of APS have the right to elect in any event) will terminate automatically.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS, voting as a separate class, will be required to: (i) authorize, create or issue any class or series of stock ranking prior to the APS with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of APS that is substantially identical in all respects to the current APS; or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the By-Laws of holders of APS. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, a Fund shall not approve any of the actions set forth in clause (i) or (ii) that adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the Rating Agency that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under “Certain Provisions of the Declarations of Trust,” the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Objectives and Policies.” The class vote of holders of APS in each case will be in addition to a separate vote of the requisite percentage of common shares and APS, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been: (i) redeemed; or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

^ B-8

APPENDIX C

DIVIDEND REINVESTMENT PLANS

Each Fund offers a dividend reinvestment plan (the “DR Plan”) pursuant to which common shareholders may elect to have dividends and capital gains distributions automatically reinvested in additional common shares of the Fund. If a common shareholder does not participate, the shareholder will receive all distributions in cash paid by check mailed directly to the shareholder by American Stock Transfer & Trust Company (“AST”) as dividend paying agent. On the distribution payment date, if the Fund’s NAV is equal to or less than the market price per share plus estimated brokerage commissions, then new shares will be issued to DR Plan participants. The number of shares is determined by the greater of the NAV or 95% of the market price. Otherwise, shares generally will be purchased on the open market by AST, the “Plan Agent.” Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If a shareholder holds common shares in the name of a brokerage firm, bank, or other nominee, the shareholder can ask the firm or nominee to participate in the DR Plan on the shareholder’s behalf. If the nominee does not offer the DR Plan, the shareholder will need to request that his or her shares be re-registered in his or her name with each Fund’s transfer agent, AST, or the shareholder will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by each Fund. Each participant will be charged his or her pro rata share of brokerage commissions on all open-market purchases.

Shareholders of a Fund may join its respective DR Plan by filling out and mailing an authorization card or by notifying the DR Plan Agent by telephone. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date.

DR Plan participants may withdraw from the DR Plan at any time by writing to the Plan Agent. If a participant withdraws, he or she will receive shares in his or her name for all shares credited to the participant’s account under the DR Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her ^ shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

After the Reorganization, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the DR Plan of a Fund will have their dividends automatically reinvested in shares of the Combined Fund.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants in a DR Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be: (1) in the case of shares issued by a Fund, the fair market value of such shares on the dividend payment date; or (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under a DR Plan may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate its DR Plan upon 30 days’ written notice to all common shareholders of a Fund. All correspondence or additional information concerning the DR Plans should be directed to the Plan Agent, AST, P.O. Box 922 Wall Street Station, New York, N^ Y^ 10269-0560, (866) 439-6787.

C-1

APPENDIX D

CERTAIN U.S. TAX CONSEQUENCES

Each Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, a Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income for the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of a Fund, including “net capital gains” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% federal tax rate and, when such income is distributed, to a further tax at the shareholder level. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying as a regulated investment company.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a regulated investment company for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each holder of common shares of the Funds will receive all distributions of dividends and capital gains in cash, unless an election is made to participate in the ^ DR Plan. Each dividend distribution ordinarily will constitute income exempt from federal income tax. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, any taxable distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the DR Plan in additional shares of the Fund. In general, taxable dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum 15% tax rate (if any) and dividends from net capital gain (if any) that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A portion of the dividend distributions to individual shareholders may qualify as “qualified dividend income” as that term is defined in Section 1(h)(11) of the Code, qualifying for the maximum 15% tax rate on dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003 to the extent that such dividends are attributable to qualified dividend income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Capital gain dividends distributed by a Fund (if any) to individual shareholders generally will qualify for the maximum 15% tax rate under such Act. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when a Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually and shareholders receiving distributions in the form of additional shares of a Fund will receive a report as to the NAV of those shares.

If a Fund retains any net capital gains for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

When a Fund utilizes leverage through borrowing or issuing APS, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any Rating Agency that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund’s ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification for taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, a Fund may, in its sole discretion, purchase or redeem shares of APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. Each Fund will endeavor to avoid restrictions on its ability to distribute dividends.

If for any taxable year a Fund fails to qualify for treatment as a regulated investment company under the Code, the Fund will incur a regular ^ federal corporate income tax on its taxable income (including capital gain), irrespective of whether such income has been distributed to shareholders. Taxable distributions to its shareholders for such year would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, if any. Before requalifying as a regulated investment company for a subsequent taxable year, the Fund would be required to distribute to shareholders any earnings and profits accumulated in the taxable year(s) for which it did not qualify as a regulated investment company.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may reflect realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable as ordinary income or capital gain to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares or the NAV at the time of the investor’s purchase of such shares, and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of a Fund’s shares (including APS) generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares (including a redemption of APS) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of a Fund (including APS) are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Even if a redemption of APS were treated as a sale or exchange, any declared but unpaid dividends distributed to shareholders in connection with the redeemed APS will be taxable to shareholders as dividends as described above.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be increased to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by a Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a Fund’s income and gains or losses and hence of its distributions to shareholders.

^ The Florida Plus Fund believes that under present law its APS will constitute stock of the Fund and distributions with respect to APS (other than distributions in redemption of the preferred shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to shareholders (other than qualified dividend income and capital gain dividends). This view relies in part on a published ruling of the Internal Revenue Service (the “IRS”) stating that certain preferred stock similar in many material respects to APS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the APS constitute debt of a Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by such Fund to shareholders of APS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

If a Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Each Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of a Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of a Fund and its ^ holders of APS. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to each Fund can be found in the Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.

APPENDIX E

FINANCIAL HIGHLIGHTS

Florida Plus Fund. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. Information for the six months ended March 31, 2008 has not been audited.

Selected data for a common share outstanding during the periods stated.

	6 months
	ended	Year	Year	Year	Year	Year
	3-31-08(1)	ended	ended	ended	ended	ended
	(unaudited)	9-30-07(1)	9-30-06(1)	9-30-05(1)	9-30-04(1)	9-30-03(1)(2)

Net asset value — Beginning of
period (Common shares)	$14.790	$15.190	$14.870	$14.520	$14.550	$14.325(3)

Income (loss) from operations

Net investment income	$0.475	$0.978	$0.981	$1.018	$1.062	$0.788

Net realized and unrealized gain
(loss)	(1.698)	(0.411)	0.348	0.399	0.002(4)	0.319

Distributions to preferred
shareholders

From net investment income	(0.159)	(0.309)	(0.266)	(0.159)	(0.077)	(0.060)

From net realized gain	—	—	—	—	(0.007)	—

Total income from operations	$(1.382)	$0.258	$1.063	$1.258	$0.980	$1.047

Less distributions to common
shareholders

From net investment income	$(0.318)	$(0.658)	$(0.743)	$(0.908)	$(0.930)	$(0.675)

From net realized gain	—	—	—	—	(0.080)	—

Total distributions to common
shareholders	$(0.318)	$(0.658)	$(0.743)	$(0.908)	$(1.010)	$(0.675)

Preferred and Common shares
offering costs charged to paid-in
capital	$—	$—	$—	$—	$—	$(0.058)

Preferred shares underwriting
discounts	$—	$—	$—	$—	$—	$(0.089)

Net asset value — End of period
(Common shares)	$13.090	$14.790	$15.190	$14.870	$14.520	$14.550

Market value — End of period
(Common shares)	$11.890	$13.550	$14.410	$14.980	$14.750	$14.100

Total Investment Return on Net Asset
Value(5)	(9.25)%(13)	2.00%	7.64%	8.85%	7.12%	6.37%(6)

Total Investment Return on Market
Value(5)	(10.03)%(13)	(1.48)%	1.37%	7.94%	12.29%	3.08%(6)

E-1

	6 months
	ended	Year	Year	Year	Year	Year
	3-31-08(1)	ended	ended	ended	ended	ended
	(unaudited)	9-30-07(1)	9-30-06(1)	9-30-05(1)	9-30-04(1)	9-30-03(1)(2)

Ratios/Supplemental Data

Net assets applicable to common shares, end
of period (000’s omitted)	$33,719	$38,086	$39,129	$38,269	$37,211	$37,186

Ratios (As a percentage of average net assets
applicable to common shares):(7)

Expenses excluding interest and fees	1.43%(10)	1.17%(9)	1.20%	1.17%	1.14%	1.04%(10)

Interest and fee expense(8)	0.47%(10)	0.48%	0.47%	0.29%	0.18%	0.09%(10)

Total expenses before custodian fee
reduction	1.90%(10)	1.65%(9)	1.67%	1.46%	1.32%	1.13%(10)

Expenses after custodian fee reduction
excluding interest and fees	1.41%(10)	1.16%(9)	1.19%	1.16%	1.14%	0.98%(10)

Net investment income	6.65%(10)	6.48%	6.63%	6.84%	7.30%	6.45%(10)

Portfolio Turnover	52%	32%	16%	13%	17%	10%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

	6 months
	ended	Year	Year	Year	Year	Year
	3-31-08(1)	ended	ended	ended	ended	ended
	(unaudited)	9-30-07(1)	9-30-06(1)	9-30-05(1)	9-30-04(1)	9-30-03(1)(2)

Ratios (As a percentage of average total net
assets applicable to common shares and
preferred shares):(7)

Expenses excluding interest and fees	0.89%(10)	0.74%(9)	0.76%	0.74%	0.71%	0.69%(10)

Interest and fee expense(8)	0.29%(10)	0.30%	0.29%	0.18%	0.11%	0.06%(10)

Total expenses before custodian fee reduction	1.18%(10)	1.04%(9)	1.05%	0.92%	0.82%	0.75%(10)

Expenses after custodian fee reduction
excluding interest and fees	0.88%(10)	0.73%(9)	0.75%	0.73%	0.71%	0.65%(10)

Net investment income	4.13%(10)	4.10%	4.17%	4.30%	4.55%	4.25%(10)

Senior Securities:

Total preferred shares outstanding	900	900	900	900	900	900

Asset coverage per preferred share(11)	$62,466	$67,333	$68,489	$67,528	$66,348	$66,319

Involuntary liquidation preference per	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
preferred share(12)

Approximate market value per preferred	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
share(12)

(1)	Per share net investment income was computed using average common shares outstanding.

(2)	For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)	Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)	The per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of reinvested shares of the Fund and the amount of per share realized gains and losses at such time.

^ E-2

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(7)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)	Interest and fee expense relates to the liability for ^ Floating Rate Notes issued in conjunction with inverse floater securities transactions (see Note 1H to the ^ financial statements).

(9)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(10)	Annualized.

(11)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing this number by the number of preferred shares outstanding.

(12)	Plus accumulated and unpaid dividends.

(13)	Not annualized.

^ E-3

National Fund. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. Information for the six months ended March 31, 2008 has not been audited.

Selected data for a common share outstanding during the years stated.

	6 months
	ended	Year	Year	Year	Year	Year	Period
	3-31-08(1)	ended	ended	ended	ended	ended	ended
	(unaudited)	9-30-07(1)	9-30-06(1)	9-30-05(1)	9-30-04(1)	9-30-03(1)	9-30-02(1)(8)

Net asset value — Beginning of
period (Common shares)	$15.100	$15.910	$15.320	$14.750	$14.670	$14.810	$14.325(9)

Income (loss) from operations

Net investment income	$0.509	$1.050	$1.060	$1.059	$1.084	$1.041	$0.040

Net realized and unrealized gain
(loss)	(1.904)	(0.419)	0.696	0.611	0.043	0.009	0.454

Distributions to preferred
shareholders

From net investment income	(0.121)	(0.225)	(0.270)	(0.174)	(0.109)	(0.091)	—

From net realized gain	(0.051)	(0.113)	(0.014)	—	—	—	—

Total income from operations	$(1.567)	$0.293	$1.472	$1.496	$1.018	$0.959	$0.494

Less distributions to common
shareholders

From net investment income	$(0.386)	$(0.771)	$(0.813)	$(0.926)	$(0.938)	$(0.908)	—

From net realized gain	(0.187)	(0.332)	(0.069)	—	—	—	—

Total distributions to common
shareholders	$(0.573)	$(1.103)	$(0.882)	$(0.926)	$(0.938)	$(0.908)	—

Preferred and Common shares
offering costs charged to paid-
in capital	$—	$—	$—	$—	$—	$(0.007)	$(0.009)

Preferred shares underwriting
discounts	$—	$—	$—	$—	$—	$(0.184)	$—

Net asset value — End of period
(Common shares)	$12.960	$15.100	$15.910	$15.320	$14.750	$14.670	$14.810

Market value — End of period
(Common shares)	$13.130	$15.310	$15.220	$15.050	$13.950	$13.580	$15.000

Total Investment Return on Net
Asset Value(2)	(10.60)%(7)	1.87%	10.21%	10.70%	7.58%	5.67%	3.39%(10)

Total Investment Return on Market
Value(2)	(10.64)%(7)	7.97%	7.32%	14.98%	9.91%	(3.42)%	4.71%(10)

^ E-4

	6 months
	ended	Year	Year	Year	Year	Year	Period
	3-31-08(1)	ended	ended	ended	ended	ended	ended
	(unaudited)	9-30-07(1)	9-30-06(1)	9-30-05(1)	9-30-04(1)	9-30-03(1)	9-30-02(1)(8)

Ratios/Supplemental Data

Net assets applicable to common
shares, end of period (000’s
omitted)	$840,273	$977,406	$1,028,359	$989,850	$953,231	$947,812	$934,619

Ratios (As a percentage of average net
assets applicable to common
shares):(3)

Expenses before custodian fee
reduction	0.93%(4)	0.79%	0.79%	0.78%	0.77%	0.75%	0.48%(4)

Expenses after custodian fee reduction	0.91%(4)	0.78%	0.78%	0.77%	0.77%	0.73%	0.46%(4)

Net investment income	7.11%(4)	6.76%	6.91%	6.97%	7.41%	7.20%	3.20%(4)

Portfolio Turnover	28%	39%	56%	51%	37%	63%	—

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

	6 months
	ended	Year	Year	Year	Year	Year	Period
	3-31-08(1)	ended	ended	ended	ended	ended	ended
	(unaudited)	9-30-07(1)	9-30-06(1)	9-30-05(1)	9-30-04(1)	9-30-03(1)	9-30-02(1)(8)

Ratios (As a percentage of average total
net assets applicable to common
shares and preferred shares):(3)

Expenses before custodian fee
reduction	0.57%(4)	0.50%	0.49%	0.48%	0.47%	0.47%	—

Expenses after custodian fee reduction	0.56%(4)	0.49%	0.49%	0.48%	0.47%	0.46%	—

Net investment income	4.34%(4)	4.25%	4.33%	4.35%	4.56%	4.54%	—

Senior Securities:

Total preferred shares outstanding	23,700	23,700	23,700	23,700	23,700	23,700	—

Asset coverage per preferred share(5)	$60,463	$66,250	$68,397	$66,769	$65,233	$65,008	—

Involuntary liquidation preference per
preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	—

Approximate market value per
preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	—

(1)	Per share net investment income was computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Annualized.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.

^ E-5

(6)	Plus accumulated and unpaid dividends.

(7)	Not annualized.

(8)	For the period from the start of business, August 30, 2002, to September 30, 2002.

(9)	Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(10)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

^ E-6

STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

EATON VANCE INSURED FLORIDA PLUS MUNICIPAL BOND FUND (the “Florida Plus Fund”)

BY AND IN EXCHANGE FOR SHARES OF

EATON VANCE INSURED MUNICIPAL BOND FUND (the “National Fund,” together with the Florida Plus Fund, the “Funds,” and each a “Fund”)^

^ September 12, 2008

This Statement of Additional Information is available to the shareholders of Eaton Vance Insured Florida Plus Municipal Bond Fund in connection with the proposed reorganization (the “Reorganization”) whereby the National Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Florida Plus Fund in exchange for an equal aggregate value of newly-issued National Fund common shares of beneficial interest with $0.01 par value (“National Fund Common Shares”) and ^ cash consideration equal to the aggregate liquidation preference ($25,000 per share) of ^ the Florida Plus Fund auction preferred shares (“APS”). The Florida Plus Fund will: (i) distribute National Fund Common Shares to its common shareholders and ^ the cash consideration to its ^ APS holders; (ii) terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”); and (iii) dissolve under applicable state law. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus dated ^ September 12, 2008 relating to the proposed Reorganization of the Florida Plus Fund into the National Fund (the “Proxy Statement/Prospectus”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to Eaton Vance at 225 State Street, Boston, Massachusetts 02109. You may also obtain a copy of the Proxy Statement/Prospectus on the SEC’s web site at (http://www.sec.gov).

TABLE OF CONTENTS

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	3

MANAGEMENT AND ORGANIZATION	13

RECORD OWNERS OF 5% OR MORE OF OUTSTANDING SHARES	18

INVESTMENT ADVISORY AND OTHER SERVICES	19

OTHER SERVICE PROVIDERS	21

DETERMINATION OF NET ASSET VALUE	22

PORTFOLIO TRADING	22

TAXES	24

OTHER INFORMATION	26

FINANCIAL STATEMENTS	27

APPENDIX A – DESCRIPTION OF RATINGS	A-1

APPENDIX B – U.S. TERRITORIES	B-1

APPENDIX C – DESCRIPTION OF INSURERS	C-1

APPENDIX D – PROXY VOTING POLICIES	D-1

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Proxy/Statement Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi^ annually in cash, ^ there are exceptions. Some bonds pay no periodic cash interest but ^ rather make a single payment at maturity representing both principal and interest. Municipal obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax (“AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, each Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item ^ which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, a Fund’s distributions derived from interest on all municipal obligations (whenever issued) is included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects, including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Funds may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, the claims-pay ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

Concentration. Each Fund may invest a total of up to 25% of its ^ total assets in the obligations of the same state or Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within a state or Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. ^ Information about some of these conditions and developments is included in Appendix B.

Sector Concentration. A Fund may invest 25% or more of its total assets in municipal obligations in certain economic sectors. There could be economic, business or political developments which might affect all municipal obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Florida Plus Fund may invest in tobacco bonds. Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

Insured Obligations. Insured municipal obligations held by each Fund are insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the municipal obligation at the time of its original issuance (“Issue Insurance”), (ii) an insurance policy obtained by the Fund or a third party subsequent to the municipal obligation’s original issuance (“Secondary Market Insurance”), or (iii) another municipal insurance policy purchased by the Fund (“Portfolio Insurance”). Each type of insurance insures the timely payment of interest and principal of the obligation but does not protect the market value of such obligations or the net asset value of a Fund.

Each Fund may emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Issue or Secondary Market Insurance). Each Fund may obtain Portfolio Insurance from the insurers described in Appendix D to the Statement of Additional Information. Each Fund, as a non-fundamental policy that can be changed by the Fund’s Board, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated “Baa” by Moody’s or “BBB” by S&P or Fitch”), provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims paying ability rated at least A by Moody’s, S&P or Fitch. There is no limit on the percentage of each Fund's assets that may be invested in municipal bonds insured by any one insurer.

Municipal bonds covered by Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating by virtue of the rating of the claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature. While in the portfolio of a Fund, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Issue Insurance or Secondary Market Insurance.

Each Fund’s policy of investing in municipal bonds insured by insurers whose claims-paying ability is rated “Baa” or “BBB” applies only at the time of purchase of a security, and the Fund will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer or withdraws its assessment. In this connection, it should be noted that in the event Moody’s, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of a Fund. Moody’s, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade or withdraw their assessments subsequent to the time a Fund purchases securities.

The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

Issue Insurance. Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of a Fund’s shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of these municipal bonds. Consequently, Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

Secondary Market Insurance. Subsequent to the time of original issuance of a municipal bond, each Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Issue Insurance and, as with Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable a Fund to enhance the value of the security. A Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance for it if, in the investment adviser’s opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security without insurance. Similarly, if a Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in the investment adviser’s opinion, the net proceeds of the Fund’s sale of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security. In determining whether to insure municipal bonds a Fund owns, an insurer will apply its own standards, which correspond generally to the standards the insurer has established for determining the insurability of new issues of municipal bonds. See “Issue Insurance” above.

Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by a Fund and presently held by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to holders of Common Shares of a Fund.

If a municipal obligation is already covered by Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that a Fund may purchase. All premiums respecting municipal bonds covered by Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

Portfolio Insurance policies are effective only as to municipal bonds owned by and held by a Fund, and do not cover municipal bonds for which the contract for purchase fails. A “when-issued” municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such “when-issued” municipal bond.

Because each Portfolio Insurance policy will terminate for municipal bonds sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by a Fund), the provision for this insurance will not enhance the marketability of the Fund’s obligations, whether or not the obligations are in default or in significant risk of default. On the other hand, because Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, each Fund may determine to retain or, alternatively, to sell municipal bonds covered by Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Baa by Moody's or BBB by S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of a Fund’s Common Shares.

To extend a policy, a Fund will pay a single, predetermined premium payable from the proceeds of the sale of that obligation. It is expected that a Fund will extend a policy only if, in the opinion of the investment adviser, the net proceeds from the sale of the obligation, as insured, would exceed the proceeds from the sale of that obligation without insurance. The price of Fund obligations insured by Portfolio Insurance is expected to be more volatile than the price of Insured Fund obligations insured by Issue or Secondary Market Insurance. To the extent the Insured Fund’s obligations are insured by Mutual Fund Insurance, the price of a Fund’s shares, will be more volatile than if such obligations were otherwise insured.

With respect to the 80% of its net assets which will be insured, the obligations held by each Fund will be insured by insurers having a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch, provided at least 50% of such net assets is invested in obligations insured by insurers having a claims-paying ability rated at least A by Moody’s, S&P or Fitch. See Appendix D for a brief description of the claims-paying ability ratings. For purposes of these limitations, each Fund’s investment adviser considers that insurance passes through to any residual interest in a trust that holds such insured municipal securities (“inverse floaters”).

Each Fund anticipates that under normal conditions all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. If a Fund purchases Portfolio Insurance, premiums are paid by the Fund. These premiums are based on the credit quality and principal amount of the obligation to be insured. If the issuer, underwriter, or other third party purchases the insurance for the obligation, the value of such insurance is generally reflected in a higher market value or purchase price for the obligation. While insurance is intended to reduce financial risk, the cost of such insurance (from higher purchase prices of securities or the payment of insurance premiums) will result in lower yields on a Fund’s obligations so insured.

The Funds may also invest in municipal obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient, in combination with available trustee-held funds, in amount to ensure the payment of interest on and principal of the secured obligation (“collateralized obligations”). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance, are will not be considered to be insured obligations for purposes of each Fund’s policy of investing at least 80% of its net assets in insured obligations.

The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated at least “Baa” by Moody’s or “BBB” by S&P or Fitch, provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims-paying ability rated at least “A” by Moody’s, S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of a Fund’s shares.

Other Types of Credit Support. Each Fund may also invest in uninsured municipal obligations that are secured by an escrow or trust account that contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient, in combination with available trustee-held funds, in amount to ensure the payment of interest on and principal of the secured obligation (“collateralized obligations”). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond. Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, U.S. Government agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of each Fund's policy of investing at least 80% of its net assets in insured obligations. The credit quality of companies that provide such credit enhancements will affect the value of those securities.

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of a Fund’s investment policies. A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser. In the event the rating of an obligation held by a Fund is downgraded, causing a Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with each Fund’s credit quality limitations. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by a Fund.

When a Fund invests in lower rated or unrated municipal obligations, the achievement of a Fund’s goals is more dependent on the investment adviser’s ability than would be the case if a Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix A.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by ^ Florida Plus Fund may be deemed illiquid for the purpose of ^ the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. ^ Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Funds is required to distribute its income for each taxable year. Thus, the Funds may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. ^ Each Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and ^ a Fund to buy such securities on a settlement date that could be several months or several years in the future. ^ Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

^ Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time ^ a Fund enters into the purchase commitment. When ^ a Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by ^ a Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that ^ a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it set aside cash to pay for when-issued securities.

Credit Derivatives. Each Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Fund or that selling institutions will be willing to permit a Fund to exercise a put to hedge against rising interest rates. A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options. Each Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. Each Fund may enter into such arrangements on up to 5% of the value of such Fund’s assets. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations. A Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provide by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Tender Option Bonds. Each Fund may invest in residual interests of a trust (the “trust”) that holds municipal securities (“tender option bonds”). The trust will also issue floating rate notes to third parties that may be senior to a Fund’s residual interest. A Fund receives interest payments on tender option bonds that bear an inverse relationship to the interest rate paid on the floating rate notes (“inverse floaters”). Typically, a Fund will sell a municipal bond to the trust to create the tender option bond. The Florida Plus Fund may use the proceeds of such sale for investment purposes, provided such tender option bonds do not exceed 10% of the Fund’s total assets. Each Fund may invest in tender option bonds to finance APS redemptions, and as of August 28, 2008 the National Fund redeemed all of its remaining outstanding APS in this manner and currently has no APS outstanding. As a result of Financial Accounting Standards Statement No.140 (“FAS 140”), interest paid by the trust to the floating rate note holders may be reflected as income in a Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders.

The interest rate payable on an inverse floater bears an inverse relationship to the interest rate on ^ the floating rate note issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters expose a Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to a Fund’s restrictions on borrowings.

Under certain circumstances, a Fund may enter into a so-called shortfall and forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Absent a shortfall and forbearance agreement, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater could be terminated and the Fund could incur a loss.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. ^ A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. ^ Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, ^ a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of ^ a Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. ^ No Fund will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, ^ a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of a Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the ^ investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, ^ a Fund could find it more difficult to sell such securities when the ^ investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing ^ a Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with ^ a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Distributions by a Fund of any income realized by the Fund from securities loans will be taxable. If the management of a Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund’s total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. The Funds have no present intention of engaging in securities lending.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, ^ a Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by ^ a Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. ^ Each Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. ^ Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the ^ futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent ^ a Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes. Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

Asset Coverage Requirements. Transactions involving when-issued securities, futures contracts and options (other than options that a Fund has purchased), interest rate swaps or forward rate contracts may expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily. Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to segregated accounts or to cover could impede portfolio management or the ^ ability to meet redemption requests or other current obligations.

Temporary Investments. Under unusual market conditions, a Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. A Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The portfolio turnover rates for the Florida Plus Fund for the fiscal years ended September 30, 2006 and September 30, 2007 were 16% and 32%, respectively. The portfolio turnover rates for the National Fund for the fiscal years ended September 30, 2006 and September 30, 2007 were 56% and 39%, respectively.

Investment Restrictions. The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy neither Fund may:

     (1) Borrow money, except as permitted by the 1940 Act;

     (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

     (3) Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

     (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

     (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

^ (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

     (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

(8)	Invest more than 25% of its total assets of issuers in any one industry.

For purposes of a Fund’s investment restrictions, the determination of the “issuer” of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that a Fund have 300% net asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. The Funds may invest more than 25% of total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, and industrial development bonds. Each Fund reserves the right to invest more than 25% of total asset in each of these sectors.

Each Fund has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Fund’s shareholders. As a matter of nonfundamental policy, none of the Funds make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the approval by its Board of Trustee (the “Board”), a Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Proxy Statement/Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, each Fund must always be in compliance with the borrowing policies set forth above.

MANAGEMENT AND ORGANIZATION

Management

The Trustees and officers of the Florida Plus Fund (for purposes of the following chart, “EIF”) and National Fund (for purposes of the following chart, “EIM”) are listed below. The Trustees and officers hold positions within both Funds and affiliated funds.

Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		^	^	Number
^	^			of Portfolios
^		Term of		in Fund	^
	Position(s)	Office and		Complex	^
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Funds	Service	During Past Five Years	Trustee(1)	Other Directorships Held

^
Interested Trustee

Thomas E.	Class II	Until 2010.	Chairman, Chief Executive Officer and President	177	Director of EVC
Faust Jr.	Trustee	3 years.	of EVC, President of EV, Chief Executive
5/31/58		Trustee since	Officer and President of EVM and BMR, and
		2007.	Director of EVD. Trustee and/or officer of 177
registered investment companies and 5 private
investment companies managed by EVM or
BMR. Mr. Faust is an interested person because
of his positions with EVM, BMR, EVC and EV
which are affiliates of the Fund.

^
Noninterested Trustee(s)

Benjamin C.	Class II	Until 2010.	Roy and Elizabeth Simmons Professor of	177	None
Esty	APS	3 years.	Business Administration, Harvard University
1/2/63	Trustee	Trustee since	Graduate School of Business Administration.
2005.

Allen R.	Class II	Until 2010.	Former Chairman (2002-2004) and a Director	177	Director of Assurant, Inc.
Freedman	Trustee	3 years.	(1983-2004) of Systems & Computer		(insurance provider) and
4/3/40		Trustee since	Technology Corp. (provider of software to higher		Stonemor Partners L.P.
		2007.	education). Formerly, a Director of Loring Ward		(owner and operator of
			International (fund distributor) (2005-2007).		cemeteries)
Formerly, Chairman and a Director of Indus
International Inc. (provider of enterprise
management software to the power generating
industry) (2005-2007).

William H.	Class I	Until 2009.	Vice Chairman, Commercial Industrial Finance	177	None
Park	Trustee	3 years.	Corp. (specialty finance company) (since 2006).
9/19/47		Trustee since	Formerly, President and Chief Executive Officer,
		2003.	Prizm Capital Management, LLC (investment
management firm) (2002-2005).

^ Ronald A.	Class III	Until 2011.^	^ Professor of Law, Georgetown University Law	177	^ None
Pearlman	Trustee	3 years.^	Center.
7/^ 10/40		Trustees since
^ 2003.

Heidi L.	Class III	Until 2011.	Managing Partner, Topridge Associates LLC	177	Director of Nuclear
Steiger	Trustee	3 years.	(global wealth management firm) (since 2008);		Electric Insurance Ltd.
7/8/53		Trustee since	Senior Adviser (since 2008), President (2005-		(nuclear insurance
		2007.	2008), Lowenhaupt Global Advisors, LLC		provider) and Aviva
			(global wealth management firm) (since 2005);		USA (insurance
			Formerly, President and Contributing Editor,		provider)
Worth Magazine (2004-2005). Formerly,
Executive Vice President and Global Head of
Private Asset Management (and various other
positions), Neuberger Berman (investment firm)
(1986-2004).

Lynn A.	Class I	Until 2009.	Paul Hastings Professor of Corporate and	177	None
Stout	Trustee	3 years.	Securities Law (since 2006), University of
9/14/57		Trustee since	California at Los Angeles School of Law.
2002.

Number
of Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Funds	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Ralph F. Verni	Chairman	Chairman of	Consultant and private investor.	177	None
1/26/43	of the	the Board
	Board and	since 2007.
	Class I APS	Trustee until
	Trustee	2009. 3 years.
Trustee since
2005.

(1)Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

^ Name and			Term of^ Office and^ Length	^
Date of Birth	Position(s)^ with the^ Funds		of^ Service	Principal Occupation(s)^ During Past Five Years

Cynthia J.	President of EIF and Vice		President of EIF since 2005 and	Vice President of EVM and BMR. Officer of 90
Clemson	President of EIM		Vice President of EIM since	registered investment companies managed by
3/2/63			2004	EVM or BMR.

Robert B.	President of EIM and Vice		President of EIM since 2005 and	Vice President of EVM and BMR. Officer of 90
MacIntosh	President of EIF		Vice President of EIF since	registered investment companies managed by
1/22/57			2002	EVM or BMR.

Craig R.^	Vice President of EIF		Since 2004	Vice President of EVM and BMR. Officer of 44
Brandon				registered investment companies managed by
12/31/66				EVM or BMR.

Barbara E.	Treasurer		Since 2005	Vice President of EVM and BMR. Officer of 177
Campbell				registered investment companies managed by
6/19/57				EVM and BMR.

Maureen A.	Secretary and Chief Legal		Secretary since 2007 and	Vice President of EVM and BMR. Officer of 177
Gemma	Officer		Chief Legal Officer since 2008	registered investment companies managed by
5/24/60				EVM or BMR.

Paul M.^	Chief Compliance Officer		Since 2004	Vice President of EVM and BMR. Officer of 177
O'Neil^				registered investment companies managed by
7/11/53				EVM or BMR.

The Board of Trustees of each Fund has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee). Each of the Committees are comprised of only noninterested Trustees.

Mmes. Stout (Chair) and Steiger, Messrs. Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee of the Board of Trustees of each Fund. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended September 30, 2007, the Governance Committee convened seven times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

^

16

Messrs. Park (Chair) and Verni and Mmes. Stout and Steiger are members of the Audit Committee of the Board of Trustees of each Fund. The Board of Trustees has designated Mr. Park, a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC, American Stock Exchange and New York Stock Exchange rules for inclusion in the proxy statement of each Fund. During the fiscal year ended September 30, 2007, the Audit Committee convened eight times.

Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman are currently members of the Contract Review Committee of the Board of Trustees of each Fund. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board of Trustees of the Funds. During the fiscal year ended September 30, 2007, the Contract Review Committee convened twelve times.

Messrs. Esty (Chair), Freedman and Park are currently members of the Portfolio Management Committee of the Board of Trustees of each Fund. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by each Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to each Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of all Funds, giving special attention to the performance of certain Funds that it or the Board of Trustees identifies from time to time. The Portfolio Management Committee was recently formed, so it did not convene during the fiscal year ended September 30, 2007.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee of the Board of Trustees of each Fund. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and each Fund’s Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. The Compliance Reports and Regulatory Matters Committee was recently formed, so it did not convene during the fiscal year ended September 30, 2007.

^ Share Ownership and Compensation

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Florida Plus Fund and the National Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2007.

Aggregate Dollar Range of Equity
	Dollar Range of Equity		Securities Owned in All Registered
	Securities Owned in the Florida	Dollar Range of Equity Securities	Funds Overseen by Trustee in the
Name of Trustee	Plus Fund	Owned in the National Fund	Eaton Vance Fund Complex

Interested Trustees
Thomas E. Faust	None	None	over $100,000

Noninterested Trustees
Benjamin C. Esty	None	None	over $100,000
Allen R. Freedman	None	None	over $100,000
William H. Park	None	None	over $100,000
Ronald A. Pearlman	None	None	over $100,000
Heidi L. Steiger	None	None	$50,001-$100,000
Lynn A. Stout	None	None	over $100,000(1)
Ralph F. Verni	None	None	over $100,000

(1) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2007, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2006 and December 31, 2007, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) either Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) either Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2006 and December 31, 2007, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the noninterested Trustees of each Fund are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund). During the fiscal year ending September 30, 2007, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund. For the year ended December 31, 2007, the noninterested Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance fund complex(1).

Source of	Benjamin	Allen R.	William H.	Ronald A.	Heidi L.	Lynn A.	Ralph F.
Compensation	C. Esty	Freedman	Park(2)	Pearlman	Steiger	Stout(3)	Verni(4)

Florida Plus Fund	$224	$117	$214	$190	$121	$253	$251
National Fund	$3,362	$1,702	$3,313	$2,798	$1,710	$3,667	$3,806
Fund Complex(1)	$200,000	$150,000	$200,000(5)	$166,667	$150,000	$217,500(6)	$257,500(7)

(1)	As of ^ September 12, 2008, the Eaton Vance Fund Complex consisted of 177 registered investment companies or series thereof. Samuel L. Hayes, III and Norton H. Reamer retired as Trustees on July 1, 2007 and July 1, 2008, respectively. For the fiscal year ended September 30, 2007, Mr. Hayes received Trustees fees of $252 and $3,949 from the Florida Plus Fund and National Fund, respectively and Mr. Reamer received Trustees fees of $225 and $3,538 from the Florida Plus Fund and National Fund, respectively. For the calendar year ended December 31, 2007, Mr. Hayes and Mr. Reamer received $157,500 and $217,500, respectively, from the Fund Complex.

(2)	Includes deferred compensation as follows: Florida Plus Fund - $104 and National Fund - $1,606.

(3)	Includes deferred compensation as follows: Florida Plus Fund - $473 and National Fund - $939.

(4)	Includes deferred compensation as follows: Florida Plus Fund - $152 and National Fund - $2,312.

(5)	Includes $80,000 of deferred compensation.

(6)	Includes $45,000 of deferred compensation.

(7)	Includes $128,750 of deferred compensation.

Organization

Each Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of a Fund. Each Fund’s Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. Each Fund’s Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. Each Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

Each Fund’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Fund’s Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

Each Fund’s Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. Each Fund’s Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

^ RECORD OWNERS OF 5% OR MORE OF OUTSTANDING SHARES

^ To the best of ^ each Fund’s ^ knowledge, as of August 22, 2008, the Trustees and officers of the Trust, as a group owned in the aggregate less than 1% of the outstanding shares of common stock or APS of each Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

^	^ Florida Plus Fund

^Owners^	Common shares	APS

CEDE & Co.	99.7%	100.0%
New York, NY

^	^ National Fund

^Owners^	Common shares	APS Series A	APS Series B	APS Series C	APS Series D	APS Series E

CEDE & Co.	99.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York, NY

Proxy Voting Policy. The Board of Trustees of each Fund have adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix E. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Funds and provides related office facilities and personnel subject to the supervision of the Funds’ Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Funds and what portion, if any, of a Fund’s assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Funds who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

Under the Advisory Agreements, each Fund pays a monthly management fee to the investment adviser as compensation for investment advisory services rendered to the Fund. The fee for the Florida Plus Fund is computed at an annual rate of 0.55% of the Florida Plus Fund’s average weekly gross assets and is payable monthly. The National Fund fee is computed at an annual rate of 0.65% of the National Fund’s average weekly gross assets and is payable monthly. The investment adviser receives no compensation for its services as administrator to the Funds. The Proxy Statement/Prospectus has more detailed information regarding each Fund’s advisory fees. The table below indicates the amount each Fund paid to the Adviser during the last three fiscal years for each Fund:

Fund	Fiscal Year/Advisory Fee		Fiscal Year/Advisory Fee		Fiscal Year/Advisory Fee

Florida Plus Fund	09/30/2005:	$334,024	09/30/2006:	$333,311	09/30/2007:	$337,595
National Fund	09/30/2005:	$10,234,052	09/30/2006:	$10,295,738	09/30/2007:	$10,379,474

The investment adviser has contractually agreed to reimburse each Fund for fees and other expenses. The contractual reimbursement amount for the Florida Plus Fund is at an annual rate of 0.15% of average weekly gross assets of the Florida Plus Fund during the first full five years of its operations, 0.10% of the Florida Plus Fund’s average weekly gross assets in year six and 0.05% in year seven. The Florida Plus Fund concluded its first full five years of operation on November 29, 2007. The contractual reimbursement amount for the National Fund is at an annual rate of 0.32% of average weekly gross assets of the National Fund during the first full five years of its operations, 0.24% of the National Fund’s average weekly gross assets in year six, 0.16% in year seven and 0.08% in year eight. The National Fund concluded its first full five years of operation on August 30, 2007. The table below indicates the amount of expenses reduced by the investment adviser during the last three fiscal years for each Fund:

	Fiscal Year/Expenses		Fiscal Year/Expenses		Fiscal Year/Expenses
Fund	Reduced		Reduced		Reduced

Florida Plus Fund	09/30/2005:	$91,097	09/30/2006:	$90,903	09/30/2007:	$92,071
National Fund	09/30/2005:	$5,040,802	09/30/2006:	$5,068,672	09/30/2007:	$5,000,771

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About Eaton Vance. Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Vincent M. O’Reilly, Dorothy E. Puhy, Duncan W. Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, Payson F. Swaffield, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Funds (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public conference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing, to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

^ Portfolio Managers. Craig R. Brandon, CFA, serves as the portfolio manager of the Florida Plus Fund and Robert B. MacIntosh, CFA, serves as the portfolio manager of the National Fund. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Funds. The following table shows, as March 31, 2008 the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

				Total Assets of
	Number of	Total Assets of	Number of Accounts	Accounts Paying a
	All Accounts	All Accounts*	Paying a Performance Fee	Performance Fee*
Florida Plus Fund
Craig R. Brandon
Registered Investment Companies	12	$1,420.8	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

National Fund
Robert B. MacIntosh
Registered Investment Companies	10	$ 2,381.3	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	306	$ 244.6	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar value of shares of each Fund beneficially owned by its portfolio manager as of March 31, 2008 and in all Eaton Vance Funds as of December 31, 2007.

Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities Owned in All
	Securities	Registered Funds in the
Fund Name and Portfolio Managers	Owned in the Fund	Eaton Vance Fund Complex

Florida Plus Fund
Craig R. Brandon	None	$100,001-$500,000
National Fund
Robert B. MacIntosh	$50,001-$100,000	Over $1,000,000

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he believes is equitable to all interested persons.

Compensation Structure for Eaton Vance. Compensation of investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary; (2) an annual cash bonus; and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the Proxy Statement/Prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to each Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of each Fund, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser).

OTHER SERVICE PROVIDERS

Custodian. State Street Bank and Trust Company (“State Street“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. State Street has custody of all cash and securities of the Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds. State Street provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Funds and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038, serves as transfer and dividend disbursing agent for each Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per Share of each Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund’s net asset value per Share is determined by State Street, in the manner authorized by the Trustees of the Funds. Net asset value is computed by dividing the value of a Fund’s total assets, less its liabilities by the number of shares outstanding.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of a Fund’s Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by each Fund’s investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, news and information services, certain pricing and quotation equipment and services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

Since May 1, 2004, the investment adviser uses research credits generated from a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research credits. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of each Fund that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended September 30, 2007, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution.

					Commissions Paid on
				Amount of Transactions	Transactions
				Directed to Firms	Directed to Firms
	Brokerage Commissions for the Fiscal Year Ended			Providing Research	Providing Research
Fund	9/30/07	9/30/06	9/30/05	9/30/07	9/30/06

Florida Plus Fund	$1,746	$5,831	$6,022	0	0
National Fund	50,711	131,453	145,733	0	0

As of September 30, 2007, each Fund held no securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

TAXES

Each Fund has elected to be treated and intends to qualify each year as a RIC under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not paid out during such year and on which a Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC, the Fund will be treated as a partnership for Massachusetts and federal tax purposes, and the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, a Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

A Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by each Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for a Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund’s taking certain positions in connection with ownership of such distressed securities.

Distributions by a Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for a Fund to be entitled to pay exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of each Fund are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from a Fund are taken into account in determining, and may increase, the portion of Social Security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion. From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future.

In the course of managing its investments, a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by a Fund of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund and allocated to the Fund.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. A Fund may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Amounts paid by a Fund to individuals and certain other shareholders who have not provided a Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom a Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from a Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of up to ^ 28% for amounts paid during ^ 2007 and ^ 2008. An individual’s TIN is generally his or her Social Security number.

If a Fund issues preferred shares, the Fund will designate dividends made to holders of Shares and to holders of those preferred shares in accordance with each class’^ proportionate share of each item of Fund income (such as tax-exempt interest, net capital gains and other taxable income).

The Funds are not appropriate for non-U.S. investors or as a retirement plan investment.

State and Local Taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Each Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the National Fund has filed with the SEC. ^ The complete Registration Statement and other information that the Florida Plus Fund and the National Fund have filed with the SEC may be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of the Registration Statement and these other materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549, at prescribed rates. In addition, copies of the Registration Statement and these other materials may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

FINANCIAL STATEMENTS

Incorporated herein by reference are:

(i)	the unaudited financial statements of the Florida Plus Fund for the six months ended 3/31/2008 are incorporated by reference herein to the Florida Plus Fund’s semi-annual report filed on Form N-CSRS on 5/27/2008 Accession No. 0001104659-08-035912;

(ii)	the audited financial statements of the Florida Plus Fund for the fiscal year ended 9/30/2007 are incorporated by reference herein to the Florida Plus Fund’s annual report filed on Form N-CSR on 11/27/2007 Accession No. 0001104659-07-085302;

(iii)	the unaudited financial statements of the National Fund for the six months ended 3/31/2008 are incorporated by reference herein to the National Fund’s semi-annual report filed on Form N-CSRS on 5/27/2008 Accession ^ No. 0001104659-08-035897; and

(iv)	the audited financial statements of the National Fund for the fiscal year ended 9/30/2007 are incorporated by reference herein to the National Fund’s annual report filed on Form N-CSR on 11/27/2007 Accession No. 0001104659-07- 085265.

Pro Forma Financial Statements

Because the net asset value of Florida Plus Fund is less than 10 percent of the net asset value of National Fund as of August 28, 2008, no pro forma statements are required or provided per Rule 11-01 of Regulation S-X.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

^ A-1

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Group Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

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BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter “P” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

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  Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
  Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

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Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

Description of the Insurance Claims-Paying Ability Ratings of Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

^ An insurance claims-paying ability rating by S&P’s or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

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APPENDIX B

U.S. TERRITORIES

(PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM)

Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement (“NAFTA”), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing “possessions corporation” status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a “qualifying domestic corporation” that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A was phased out January 1, 2006.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico’s exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico’s commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

On May 30, 2001, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Puerto Rico continued to use deficit financing and cash transfers from other accounts to fill budget deficits for fiscal years 2002 - 2006. In fiscal year 2006, the Commonwealth hoped to balance the budget with cost saving measures and new excise taxes, but the deficit ballooned to $1.1 billion. As a result of continued annual deficits, and the 2 week shut down of non-essential government employees in May 2006, Moody’s lowered the rating on Puerto Rico to Baa3 from Baa2 on May 8, 2006. S&P rates Puerto Rico BBB- after a downgrade from BBB in May 2007 and A- in September 2005. In 2007, the government made progress toward structural balances by instituting a sales tax and flat spending. As a result, Moody’s changed their outlook from negative to stable last fall. However, due to the weakened economies of Puerto Rico and the U.S., Puerto Rico is estimating a bigger budget shortfall in fiscal year 2008.

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The U.S. Virgin Islands. The United States Virgin Islands (“USVI”) is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by 4.4% in 2001. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated.

The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future. Moody’s assigned a Baa3 rating to the territory and S&P a BBB- in September 2006.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. In 2002 Guam was hit with two major typhoons and impacted by the global economic slowdown. These negative trends have had an unfavorable effect on Guam’s financial position with consistent general fund deficits from 1997-2002 with the exception of a small surplus in 2000. Guam also has a high debt burden with outstanding debt per capita of $2,700 and debt service representing 16% of expenditures. These factors caused S&P to downgrade Guam’s rating to BB (below investment grade) from BBB– on March 25, 2002. Due to continued economic weakness and the negative effects of the typhoons in 2002, S&P further downgraded Guam’s debt to B from BB on May 6, 2003. Guam is not rated by Moody’s.

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APPENDIX C

DESCRIPTION OF INSURERS

The following information relates to the Insured Fund and supplements the information contained under “Additional Information about Investment Policies ^ – Insurance.”

In General. Insured obligations held by a Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance (“Issue Insurance”), (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation’s original issuance (“Secondary Market Insurance”) or (iii) a municipal insurance policy purchased by the Fund (“Portfolio Insurance”). Each Fund anticipates that all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Portfolio Insurance (which, if purchased by a Fund, are paid from the Fund’s assets) and the higher market price paid for obligations covered by Issue Insurance or Secondary Market Insurance reduce a Fund’s current yield.

Insurance will cover the timely payment of interest and principal on obligations and will be obtained from insurers with a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch, provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims-paying ability rated at least A by Moody’s, S&P or Fitch. Obligations insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See the Appendix in Part I for a brief description of Moody’s, Fitch’s and S&P’s claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal and interest on obligations as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been notified by a Fund that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the obligation and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the obligations or the net asset value of a Fund.

Obligations are generally eligible to be insured under Portfolio Insurance if, at the time of purchase by a Fund, they are identified separately or by category in qualitative guidelines furnished by the portfolio insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the obligations being insured at the time a Fund purchases the obligations. The insurer may prospectively withdraw particular obligations from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible obligations. The insurer must, however, continue to insure the full amount of the obligations previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by a Fund. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those a Fund would use to govern selection of obligations for a Fund. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event a Fund’s securities are insured by Portfolio Insurance.

For Portfolio Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, a Fund will generally retain any insured obligations which are in default or, in the judgment of the Investment Adviser, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured obligations and the market value of similar obligations which are not in default. As a result, the Investment Adviser may be unable to manage the securities held by a Fund to the extent the Fund holds defaulted insured obligations, which will limit its ability in certain circumstances to purchase other obligations. While a defaulted insured obligation is held by a Fund, the Fund will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured obligation becomes due. Each Fund expects that the market value of a defaulted insured obligation covered by Issue Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted obligation covered by Portfolio Insurance.

Each Fund may also invest in obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured

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obligation (“collateralized obligations”). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance, but will not be considered to be insured obligations for purposes of the Fund’s policy of investing at least 80% of its net assets in insured obligations.

Principal Insurers. ^ Currently, Municipal Bond Investors Assurance Corporation (“MBIA”), Financial Guaranty Insurance Company (“FGIC”), AMBAC Indemnity Corporation (“AMBAC”), Assured Guarantee Corporation (“AGC”), Radian Asset Assurance (“Radian”), Syncora Guarantee Inc. (formerly XL Capital Assurance ^ Inc. (“Syncora”), Berkshire Hathaway Assurance Corp. (“BHAC”), Financial Security Assurance Corp., together with its affiliated insurance companies--Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, “FSA”)and CIFG North America (“CIFG NA”), are ^ all insurers in which funds have ^ exposure. Additional insurers may be added without further notification. ^ The following information concerning these ^ insurers is based upon information provided by such insurers or information filed with certain state insurance regulators.^ The Funds have not independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

MBIA is a monoline financial guaranty insurance company created from an unincorporated association (the Municipal Bond Insurance Association), through which its members wrote municipal bond insurance on a several and joint-basis through 1986. ^ Since then MBIA has expanded its bond insurance business to include asset-backed securities, corporate debt through Collateralized Debt Obligations (“CDOs”) and commercial real estate. ^ MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. ^ As of December 31, 2007, MBIA had total assets of approximately $47.4 billion and approximately $14.6 billion of claims paying resources. ^ MBIA has a claims-paying ability rating of “AA^ ” by S&P^ and “A2” by Moody’s^ . The Fitch Rating was withdrawn recently upon request of MBIA. While the deal has not yet closed MBIA has stated its intention to purchase a large portion of FGIC’s public finance portfolio.

^ FGIC, a wholly owned subsidiary of FGIC Corporation, which prior to December 18, 2003 was a wholly-owned subsidiary of General Electric Capital Corporation and was sold on that date for approximately $2.18 billion to an investor group consisting of The PMI Group, The Blackstone Group, The Cypress Group and CIVC Partners L.P., is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets.^ The investors in FGIC Corporation are not obligated to pay the debts of or claims against FGIC. ^ As of December 31, 2007, FGIC had total assets of approximately $6.4 billion and approximately $5.4 billion of claims paying resources. ^ FGIC has a claims-paying ability rating of “BB” by S&P, “^ CCC” by Fitch, and “^ B1” by Moody’s. While the deal has not yet closed MBIA has stated its intention to purchase a large portion of FGIC’s public finance portfolio.

AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. Ambac recently commuted a $1.4 billion CDO transaction. As of December 31, 2007, AMBAC had assets of approximately $23.6 billion and claims paying resources of approximately $14.5 billion.^ AMBAC has a claims^ paying ability rating of “AA^ ” by S&P^ and “Aa3” by Moody’s^ . The Fitch Rating was withdrawn recently upon request of AMBAC.

^

AGC, a subsidiary of Assured Guaranty Ltd., is a Maryland-domiciled financial guaranty insurance company focusing on mortgage-backed, asset-backed, public finance, structured finance and structured credit markets. As of December 31, 2007, AGC had total assets of approximately $1.9 billion and approximately $2.1 billion of claims paying resources. AGC has a claims-paying ability rating of “AAA” by S&P and Fitch and “Aaa” by Moody’s.

Radian is a wholly owned subsidiary of Radian Group Inc. Radian is rated A3 by S&P and BBB+ by Moody’s. The Fitch Rating was withdrawn recently upon request of Radian. ^ The company provides financial guaranty insurance and reinsurance for debt and asset backed securities. ^ Radian was formerly known as Asset Guarantee Company and was purchased by Radian Group for $518 million in February 2001. ^ As of December 31, 2007 Radian had assets of $8.2 billion and claims paying resources of $3.2 billion.

^

Syncora is a financial guarantor and wholly owned subsidiary of property casualty insurer ^ Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.) Syncora began transactions in January of 2001 and is rated ^ B2/BBB-

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by Moody’s and S&P, respectively while Fitch rates ^ Syncora at ^ CCC. Syncora Holdings Ltd. guarantees 100% of ^ Syncora’s exposure with $3.6 billion in claims paying resources and $3.6 billion in assets as of December 31, 2007. Syncora was able to commute eight credit swaps and related financial guarantee insurance policies with Merrill Lynch Co.

^ Berkshire Hathaway Assurance Corp, a subsidiary of Berkshire Hathaway, Inc. has been participating in providing financial guaranty insurance and reinsurance for public finance debt. Berkshire has a claims-paying ability rating of “AAA” by S&P and “Aaa” by Moody’s. Berkshire did not request a rating from Fitch.

FSA purchased Capital Guaranty Insurance Company including its book of business and reserves effective December 20, 1995.^ FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. ^ On March 14, 2000, Dexia, Europe’s largest municipal lender with assets in excess of $230 billion announced that it had signed a definitive agreement providing for the acquisition of FSA Holdings, holding company for FSA, Inc. ^ Dexia acquired the company in the second quarter of 2000, for $2.6 billion in cash, or $76 per share. ^ As of December 31, 2007, FSA had total assets of approximately $28 billion and claims paying resources of $6.7 billion. FSA has a claims-paying ability rating of “AAA” by S&P and Fitch and “Aaa” by Moody’s.

CIFG is owned by France based Caisse Nationale des Caisses d’Epargne (CNCE) and Banque Federale des Banques Populaires (BFBP). CIFG NA insures primary and secondary market transactions in North America, primarily in the CDO and municipal market. ^ CIFG is rated “Ba2” by Moody’s, “^ B” by S&P and “^ CCC” by Fitch. As of ^ December 31, 2007, CIFG has claims paying resources of $^ 3 billion and total assets of $^ 2.6 billion. CIFG has recently announced that it is seeking to reinsure its public finance portfolio with a double A rated insurer. In addition, CIFG has entered into a Memorandum of Understanding with 75% of its credit default swap counterparties and bondholders on its ABS CDO and CRE CDO exposure. Upon closing this will commute approximately $12 billion in notional exposure.

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APPENDIX D

PROXY VOTING POLICIES

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving

D-1

rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or subcommittee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

^ D-2

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

^ III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

^ D-3

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. Proxy Voting Guidelines (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

^ D-4

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e. g. , proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e. g. , certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

^ D-5

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

  Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).

^ D-6

Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

o	The client, in the case of an individual or corporate client;

o	In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or

o	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

^ D-7

Eaton Vance Insured Municipal Bond Fund Eaton Vance Insured Florida Plus Municipal Bond Fund

Statement of Additional Information September 12, 2008

Investment Adviser and Administrator Eaton Vance Management The Eaton Vance Building 255 State Street Boston, MA 02109

Custodian State Street Bank and Trust Company 200 Clarendon Street, 6th Floor Boston, MA 02116

Transfer Agent American Stock Transfer & Trust Company 59 Maiden Lane Plaza Level New York, NY 10038 (800) 937-5449

Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

PART C

OTHER INFORMATION

Item 15. Indemnification

     Article IV of the Registrant’s Agreement and Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

     The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The advisory agreement of the Registrant provides the investment adviser limitation of liability to the Trust and its shareholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement.

     The underwriting agreement of the Registrant also provides for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16. Exhibits

(1)(a)	Agreement and Declaration of Trust dated July 2, 2002 is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-
91946 and 811-21142) as to the Registrant’s common shares of beneficial interest
(“Common Shares”) filed with the Securities and Exchange Commission (the
“Commission”) on July 3, 2002 (Accession No. 0000898432-02-000461) (“Initial
Common Shares Registration Statement”).

(b)	Amendment to Agreement and Declaration of Trust dated August 11, 2008 filed herewith.

(2)(a)	By-Laws are incorporated herein by reference to the Registrant’s Initial Common Shares
Registration Statement.

(b)	Amended By-Laws incorporated herein by reference to the Registrant’s APS Pre-
Effective Amendment No. 1 on Form N-2 (File No. 333-100085) and Amendment No. 1
(File No. 811-21142) filed with the Commission on October 24, 2002 (Accession No.
0000950135-02-004600) (“APS Pre-Effective Amendment No. 1”).

(c)	Amendment to By-Laws dated October 1, 2002 filed as Exhibit (2)(c) to the Registrant’s
N-14 filed July 18, 2008 (Accession No. 0000940394-08-001104) (the “Initial N-14”)and
incorporated herein by reference.

(d)	Amendment to By-Laws dated February 10, 2003 filed as Exhibit (2)(d) to the
Registrant’s Initial N-14 and incorporated herein by reference.

(e)	Amendment to By-Laws dated December 20, 2004 filed as Exhibit (2)(e) to the
Registrant’s Initial N-14 and incorporated herein by reference.

(f)	Amendment to By-Laws dated February 7, 2005 filed as Exhibit (2)(f) to the
Registrant’s Initial N-14 and incorporated herein by reference.

(g)	Amendment to By-Laws dated February 8, 2005 filed as Exhibit (2)(g) to the
Registrant’s Initial N-14 and incorporated herein by reference.

(h)	Amendment to By-Laws dated September 15, 2005 filed as Exhibit (2)(h) to the
Registrant’s Initial N-14 and incorporated herein by reference.

(i)	Amendment to By-Laws dated December 11, 2006 filed as Exhibit (2)(i) to the
Registrant’s Initial N-14 and incorporated herein by reference.

(j)	Amendment to By-Laws dated August 11, 2008 filed herewith.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Appendix A to the
Proxy Statement/Prospectus and included in Part A of this Registration Statement.

(5)(a)	Form of Specimen Certificate for Common Shares of Beneficial Interest incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement.

(b)	Form of Specimen Certificate of Series A Auction Preferred Shares is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos.
333-100085 and 811-21142) as to Registrant’s Auction Preferred Shares (“APS”) filed with the Commission on September 25, 2002 (Accession No. 0000898432-02-000659)
(“Initial APS Registration Statement”).

(c)	Form of Specimen Certificate of Series B Auction Preferred Shares is incorporated herein by reference to Registrant’s Initial APS Registration Statement.

(d)	Form of Specimen Certificate of Series C Auction Preferred Shares is incorporated herein by reference to Registrant’s Initial APS Registration Statement.

(e)	Form of Specimen Certificate of Series D Auction Preferred Shares is incorporated herein by reference to Registrant’s Initial APS Registration Statement.

(f)	Form of Specimen Certificate of Series E Auction Preferred Shares is incorporated herein by reference to Registrant’s Initial APS Registration Statement.

(6)	Investment Advisory Agreement dated July 25, 2002 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Common Shares Registration
Statement filed with the Commission on July 26, 2002 (Accession No. 0000950135-02-
003436) (“Initial Common Shares Registration Statement Pre-Effective Amendment No.
1”).

(7)(a)	Form of Underwriting Agreement as to Registrant’s Common Shares is incorporated herein by reference to Initial Common Shares Registration Statement Pre-Effective
Amendment No. 3 filed with the Commission on August 27, 2002 (Accession No.
0000950135-02-003953) (“Initial Common Shares Registration Statement Pre-Effective
Amendment No. 3”).

(b)	Form of Master Agreement Among Underwriters as to Registrant’s Common Shares is
incorporated herein by reference to Initial Common Shares Registration Statement Pre-
Effective Amendment No. 3.

(c)	Form of Master Selected Dealers Agreement as to Registrant’s Common Shares is
incorporated herein by reference to Initial Common Shares Registration Statement Pre-
Effective Amendment No. 3.

(d)	Form of Underwriting Agreement as to Registrant’s Auction Preferred Shares
incorporated herein by reference to Registrant’s APS Pre-Effective Amendment No. 1.

(e)	Form of Master Agreement Among Underwriters as to Registrant’s Auction Preferred
Shares is incorporated herein by reference to Initial Common Shares Registration
Statement Pre-Effective Amendment No. 3.

(f)	Form of Master Selected Dealers Agreement as to Registrant’s Auction Preferred Shares
is incorporated herein by reference to Initial Common Shares Registration Statement Pre-
Effective Amendment No. 3.

(8)	Not applicable.

(9) (a)	Master Custodian Agreement with Investors Bank & Trust Company dated July 25, 2002 is incorporated herein by reference to Initial Common Shares Registration Statement Pre-
Effective Amendment No. 1.

(b)	Extension Agreement dated August 31, 2005 to Master Custodian Agreement with State
Street Bank and Trust Company (as successor to Investors Bank & Trust Company) filed as Exhibit (j)(2) to Pre-Effective Amendment No. 2 of Eaton Vance Tax-Managed Global
Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the
Commission on September 26, 2005 (Accession No. 0000950135-05-005528) and
incorporated herein by reference.

(c)	Delegation Agreement dated December 11, 2000, with State Street Bank and Trust
Company (as successor to Investors Bank & Trust Company) filed as Exhibit (j)(e) to the
Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-
05808) filed April 3, 2002 (Accession No. 0000940394-01-500126) and incorporated herein by reference.

(10)	Not applicable.

(11)	Opinion and Consent of Internal Counsel as to legality of securities being registered by
Registrant filed herewith.

(12)	Opinion of K&L Gates LLP as to tax matters and consent to be filed by amendment.

(13)(a)	Transfer Agency and Services Agreement dated February 5, 2007 filed as Exhibit (k)(1)
to Pre-Effective Amendment No. 1 of Eaton Vance Risk-Managed Diversified Equity
Income Fund (File Nos. 333-141981, 811-22044) filed with the Commission on June 6,
2007 (Accession No. 0000950135-07-003798) and incorporated herein by reference.

(b)	Amendment effective April 21, 2008 to the Transfer Agency and Services Agreement
filed as Exhibit (13)(b) to the Registrant’s Initial N-14 and incorporated herein by reference.

(c)	Amendment dated April 21, 2008 to the Transfer Agency and Services Agreement filed as Exhibit (13)(c) to the Registrant’s Initial N-14 and incorporated herein by reference.

(d)	Administration Agreement dated July 25, 2002 is incorporated herein by reference to
Initial Common Shares Registration Statement Pre-Effective Amendment No. 1.

(e)	Letter Agreement with Eaton Vance Management is incorporated herein by reference to
Initial Common Shares Registration Statement Pre-Effective Amendment No. 3.

(f)	Form of Auction Agreement between Registrant and the Auction Agent as to Registrant’s
Auction Preferred Shares incorporated herein by reference to Registrant’s APS Pre-
Effective Amendment No. 1.

(g)	Form of Broker-Dealer Agreement as to Registrant’s Auction Preferred Shares
incorporated herein by reference to Registrant’s APS Pre-Effective Amendment No. 1

(14)	Consent of Independent Registered Public Accounting Firm filed as Exhibit (14) to the
Registrant’s initial filing of the Registration Statement on Form N-14 on July 18, 2008,
(the “Initial N-14”) and incorporated herein by reference.

(15)	Not applicable.

(16)	Power of Attorney dated August 29, 2008 filed herewith.

(17) (a)	(i) Eaton Vance Insured Florida Plus Municipal Bond Fund Annual Report to
Shareholders for the period ended September 30, 2007 filed as Exhibit (17)(a)(i)
to the Registrant’s Initial N-14 and incorporated herein by reference.

(ii) Eaton Vance Insured Municipal Bond Fund Annual Report to Shareholders for
the period ended September 30, 2007 filed as Exhibit (17)(a)(ii) to the
Registrant’s Initial N-14 and incorporated herein by reference.

(b)	(i) Eaton Vance Insured Florida Plus Municipal Bond Fund Semiannual Report to
Shareholders for the period ended March 31, 2008 filed as Exhibit (17)(b)(i) to the Registrant’s Initial N-14 and incorporated herein by reference.

(ii) Eaton Vance Insured Municipal Bond Fund Semiannual Report to Shareholders
for the period ended March 31, 2008 filed as Exhibit (17)(b)(ii) to the
Registrant’s Initial N-14 and incorporated herein by reference.

(c)	Proxy Card filed herewith.

(d)	Dividend Reinvestment Plan filed as Exhibit (17)(d) to the Registrant’s Initial N-14 and
incorporated herein by reference.

Item 17. Undertakings

     1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     3. The undersigned registrant agrees that the opinion of K&L Gates LLP supporting the tax consequences of the Reorganization to shareholders as discussed in the Proxy Statement/Prospectus will be filed in a post-effective amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Insured Municipal Bond Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

     As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on its behalf by the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 10th day of September, 2008.

EATON VANCE INSURED MUNICIPAL BOND FUND

By:	/s/ Robert B. MacIntosh

Robert B. MacIntosh
President

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert B. MacIntosh	President and Principal	September 10, 2008
Executive Officer
Robert B. MacIntosh

Barbara E. Campbell*	Treasurer and Principal Financial	September 10, 2008
and Accounting Officer
Barbara E. Campbell

Benjamin C. Esty*	Trustee	September 10, 2008

Benjamin C. Esty

/s/ Thomas E. Faust Jr.	Trustee	September 10, 2008

Thomas E. Faust Jr.

Allen R. Freedman*	Trustee	September 10, 2008

Allen R. Freedman

William H. Park*	Trustee	September 10, 2008

William H. Park

Ronald A. Pearlman*	Trustee	September 10, 2008

Ronald A. Pearlman

Heidi L. Steiger*	Trustee	September 10, 2008

Heidi L. Steiger

Lynn A. Stout*	Trustee	September 10, 2008

Lynn A. Stout

Ralph F. Verni*	Trustee	September 10, 2008

Ralph F. Verni

* By: /s/ Maureen A. Gemma
Maureen A. Gemma (As attorney-in-fact)

INDEX TO EXHIBITS

(1)(b)	Amendment to Agreement and Declaration of Trust dated August 11, 2008

(2)(j)	Amendment to By-Laws dated August 11, 2008

(11)	Opinion and Consent of Internal Counsel

(16)	Power of Attorney dated August 29, 2008

(17)(c)	Proxy Card